1933 Act Registration No. 33-82054
                                              1940 Act Registration No. 811-8660

                    As filed with the Securities and Exchange
                        Commission on February 27, 1998.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.
                              Post-Effective Amendment No. 5  X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 6 X

                         AAL VARIABLE ANNUITY ACCOUNT I
               (Exact name of registrant as specified in charter)

                          AID ASSOCIATION FOR LUTHERANS
                               (Name of Depositor)
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offerings: Continuous

It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b):
             X on March 1, 1998 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph  (a)(1)
               on (date)  pursuant  to  paragraph  (a)(1)
               75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice on or before February 28, 1998.

                       THE AAL VARIABLE ANNUITY ACCOUNT I
                              CROSS REFERENCE SHEET

Pursuant to Rule 495 under the Securities Act of 1933 indicating the location of the information called for by the Items of Parts A and B of Form N-4.

Item No.      Caption                                          Location
--------      -------                                          --------
Part A
------
1.            Cover Page                                       Cover Page
2.            Definitions                                      Glossary
3.            Synopsis                                         Expense Table; Summary
4.            Condensed Financial Information                  Condensed Financial Information
5.            General Description of Registrant,               AAL, The Accounts and The Fund
                Depositor, and Portfolio Companies             Voting Privileges
6.            Deductions                                       Charges and Deductions
7.            General Description of Variable Annuity          The Certificate; General Information;
                Contracts                                      Rights Reserved by AAL
8.            Annuity Period                                   Annuity Phase
9.            Death Benefit                                    Death Benefit before the Annuity
                                                               Commencement Date, Death Benefit after the
                                                               Annuity Commencement Date
10.           Purchases and Contract Value                     The Certificate -Application and Purchase,
                                                               Allocation of Premium Payments,
                                                               Certificate Valuation, Dollar Cost
                                                               Averaging Plan
11.           Redemptions                                      The Certificates --Withdrawal or Surrender
                                                               Charges, Free Look Period
                                                               Postponement of Payments
12.           Taxes                                            Federal Tax Status
13.           Legal Proceedings                                Not Applicable
14.           Table of Contents - SAI                          Contents of the SAI

Part B
-------
15.           Cover Page                                       Cover Page
16.           Table of Contents                                Table of Contents
17.           General Information and History                  General Information; Regulation and
                                                               Reserves
18.           Services                                         Services
19.           Purchases of Securities Being Offered            Not Applicable
20.           Underwriters                                     Principal Underwriter
21.           Calculation of Performance Data                  Performance Information
22.           Annuity Payments                                 Not Applicable
23.           Financial Statements                             Financial Statements


Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.



                         AAL VARIABLE ANNUITY ACCOUNT I
                                   PROSPECTUS

                                 March 1, 1998

                                     for the

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CERTIFICATES





       This Prospectus describes the individual flexible premium deferred variable annuity certificate (the Certificate) offered by Aid Association for Lutherans (AAL, we, us, our). We are a fraternal benefit society organized under the laws of the State of Wisconsin. We are offering the Certificates to people (you, your) who are eligible for membership in AAL. The Certificate allows you to accumulate money on a tax-deferred basis for retirement or other long-term purposes. There are two phases to the contract: the accumulation phase and the annuity phase. You can make Premiums only in the accumulation phase, however, you may take distributions in either the accumulation or annuity phase, subject to certain restrictions of the contract.

       Premiums under the Certificate are flexible. The minimum initial Premium is $600. Although if you choose to receive contribution notices (a premium billing), your initial Premium may be $100. Subsequent Premiums may be more or less than the amount on the contribution notice as long as the payment is at least $50 per Subaccount. The Certificate is available to individuals as well as to certain retirement plans that qualify for special federal income tax treatment under the Code.

       You may direct Premiums to accumulate on a fixed basis, variable basis, or a combination fixed and variable basis. If you direct Premiums to accumulate on a fixed basis in the Fixed Account, those payments are mixed with our other general assets. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest. The interest rates are declared monthly by us. Premiums under the Certificate accumulating on a variable basis will be allocated to one or more subaccounts (the Subaccounts) of AAL Variable Annuity Account I (the Variable Account). Each Subaccount correspondingly invests in mutual fund portfolios (the Portfolios) of the AAL Variable Product Series Fund, Inc. (the
Fund). The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund currently offers seven Portfolios:


          AAL Variable  Product Money Market  Portfolio
          AAL Variable Product Small Company Stock Portfolio AAL Variable Product Bond Portfolio
          AAL Variable Product High Yield Bond Portfolio AAL Variable Product Balanced Portfolio
          AAL Variable Product International Stock Portfolio AAL Variable Product Large Company Stock Portfolio



       The Certificate's Accumulated Value in the Subaccounts will vary with the investment performance of the Portfolios you select. The Certificate is not considered a deposit or other obligation of any bank, credit union or any affiliated entity. The Federal Deposit Insurance Corporation (FDIC) nor any other agency does not insure or protect the Certificates. You risk the loss of principal if you invest in the Certificates.


     This Prospectus sets forth information about the Variable Account and the Certificate that you ought to know before you invest. A Prospectus for the AAL Variable Product Series Fund, Inc. accompanies this Prospectus. Please read both Prospectuses carefully and keep them for future reference. You can get more information about AAL, the Variable Account, and the Certificate in the Statement of Additional Information dated March 1, 1998. The Statement of Additional Information is filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Table of Contents for the Statement of Additional Information is included at the end of this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by writing to us at 4321 North Ballard Road, Appleton, WI 54919-0001 or calling 800-225-5225 or 734-5721 locally. The Telecommunications Device for the Deaf
(TDD) number is 800-735-9644.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS Page

TABLE OF CONTENTS


Glossary
Summary
       The Certificate
       Purchase of the Certificate and Subsequent Premiums
       Investment Options
       Charges and Deductions
       Free Look Period
       Withdrawals and Surrenders
       Transfers
       Annuity Payments
       Federal Tax Treatment
Expense Tables
Condensed Financial Information
Performance Information
AAL, the Accounts and the Fund
The Certificate
       Application and Purchase
       Allocation of Premiums
       Free Look Period
       Member Convenience Account
       Owners and Annuitants
       Adult and Juvenile Certificates
       Beneficiaries
       Assignments of Ownership
Accumulation Phase
       Certificate Valuation
       Dollar Cost Averaging Plan
       Transfers among Subaccounts and/or the Fixed Account
       Distributions from the Certificate
       Automatic Payout Option
       Death Proceeds before the Annuity Commencement Date
Annuity Phase
         Annuity Commencement Date
         Settlement Option Annuity Payments
         Distributions during the Annuity Phase
         Death of Payee after the Annuity Commencement Date
Charges and Deductions
         Withdrawal or Surrender Charges

         10% Free Withdrawal
         Waiver of Withdrawal and Surrender Charges
         Certificate Maintenance Charge
         Mortality and Expense Risk Charge
         Investment Advisory Fee of the Fund
         Taxes
General Information about the Certificates
Federal Tax Status
Other Information
         Legal Matters
         Financial Statements and Experts
         Further Information



                     The Certificate is not available in all
States.


We have not authorized any person to give you any information or to make any representations other than those contained in this prospectus and the related Statement of Additional Information (or any sales literature approved by us) in connection with the offer contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized. The Certificates are not available in all states and this prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein. This Prospectus is valid only when accompanied or preceded by the current Prospectus of the AAL Variable Product Series Fund, Inc.

GLOSSARY

AAL, we, us, our: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members. AAL is organized under the laws of the State of Wisconsin. AAL is the issuer of the Certificates.

 AALCMC: AAL Capital Management Corporation, principal underwriter of the Certificates. AALCMC is an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer.

 AAL Representative: An authorized sales representative licensed by state insurance department officials and registered to sell variable annuities.

 Accumulated Value: The total of the amounts in a Certificate's Subaccounts and Fixed Account at any time prior to the Annuity Commencement Date.


 Accumulation Phase: The period during which Premiums can be invested in the Certificate. This phase stops at the earlier of the death of the Annuitant or the Annuity Commencement Date.


 Accumulation Unit: A measure used to calculate the Accumulated Value for the Certificate in each Subaccount prior to the Annuity Commencement Date.

 Accumulation Unit Value: The value of an Accumulation Unit of a Subaccount for a given Valuation Period.


 Annuitant: The person on whose life or life expectancy the Certificate is based. The Annuitant is named in the Certificate.


 Annuity Commencement Date: The date on which the annuity proceeds are applied to a Settlement Option for the benefit of the payee. This is also known as the maturity date.

 Annuity Payment: One of a series of payments after the Annuity Commencement Date made under the Settlement
Option.

 Annuity Phase: The period of the contract after the Annuity Commencement Date when Annuity Payments are made.

 Beneficiary: The person who you have chosen to receive the Death Proceeds upon the Annuitant's death.

 Certificate: The contract between you and us providing the individual flexible premium deferred variable annuity.

 Certificate Anniversary: The same date in each year as the Certificate Issue Date.

 Certificate Year: A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.


Code:  The Internal Revenue Code of 1986, as amended.


Death Benefit:  See Death Proceeds.

 Death Proceeds: the Certificate's Accumulated Value less any applicable charges and deductions paid upon the death of the Annuitant to the Beneficiary. Death Proceeds are commonly referred to as a Death Benefit.


Death Proceeds Calculation Date: The date used to calculate the Death Proceeds in the event of the Aannuitant's death before the Annuity Commencement Date. The date used for the calculation is the later of:

       1.   the date we receive proof of death of the Annuitant, or;

       2. the date we receive a request in writing from the Beneficiary selecting the method of payment.

 Excess Amount: An amount in excess of the amount that may be withdrawn or surrendered without charge.

 Fixed Account: Part of the general account of AAL that is not part of the Variable Account. Any payments you allocate to the Fixed Account are entitled to a minimum specified rate of interest.

 Free Look Period: The period of time during which you may cancel the Certificate.

 Fund: AAL Variable Product Series Fund, Inc., an open-end, diversified investment company. The Variable Account purchases shares of the Fund to provide benefits as outlined by the Certificate.

 Home Office: Our principal executive office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. The toll-free number is 800-225-5225, locally 734-5721.

Issue Date: The effective date of the Certificate, generally the date on which you sign the application.


Member: Generally, you must be Lutheran, profess to be Lutheran or be a spouse or child of such person to be eligible for membership. You apply for membership by completing a membership application at the time you complete an application for the AAL Variable Annuity or other AAL insurance product. Associate Members do not have to buy an insurance product but the other requirements apply.

Net Asset Value: Once each business day we determine each Portfolio's share's value,at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time). We add together the closing market value of all the securities in a Portfolio and add other assets such as cash. Then we subtract all outstanding liabilities and divide the results by the total number of outstanding shares for that Portfolio.

Owner, you, your, yours: The person or entity who owns the Certificate. Typically, the Owner is the Annuitant, but the Owner may be an employer, a trust or any other individual or entity specified in the application.


 Payee: The person you designate to receive payment of annuity proceeds under a Settlement Option.

 Portfolio: One of a series of the Fund currently available for investment through a corresponding Subaccount of the Variable Account. Each Portfolio represents a separate series of the Fund's shares.


Proof of Death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death.


 Premium: Any new payment you invest in the Certificate. A transfer between the Fixed Account and the Subaccounts or among the Subaccounts is not considered a Premium. You may make Premiums only during the Accumulation Phase.


 Qualified Plan: A retirement plan which receives  favorable tax treatment under
Section 401, 403(b), 408 or 408A of the Code.

Service Center: The AAL Variable Products Annuity Service Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is 800-225-5225, locally 734-5721.


Settlement  Option:  One of  several  types  of  methods  of  receiving  Annuity
Payments.

Subaccount: The portion of the Variable Account that invests in shares of the Fund's Portfolios. Each Subaccount only invests in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of its corresponding Portfolio.

 Sub-Advisers: For the International Stock Portfolio and the High Yield Bond Portfolio, we have hired Sub-Advisers. For the International Stock Portfolio, Oechsle International Advisors, L.P. at One International Place, Boston, Massachusetts, 02110, is the Sub-adviser. For the High Yield Bond Portfolio, AAL Capital Management Corporation (AALCMC) at 222 West College Avenue, Appleton, Wisconsin, 54911 is the Sub-Adviser. Together they are referred to as the Sub-Advisers.

Telephone Request: A request by you via telephone concerning your Certificate. Authorization to make telephone requests must be completed in advance of any request. You must complete the Telephone Transaction Authorization section of your application or the Variable Annuity Option Selection Form and submit the request to our Service Center.


Valuation Date: Any date we are open for business and the New York Stock Exchange is open for regular trading.


Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: AAL Variable Annuity Account I, which is a separate account of AAL.

Written Request: A written request or notice signed by the Owner, received in good order by AAL at its Service Center, and satisfactory in form and content to AAL.

SUMMARY

       This summary only gives you a brief overview of the more significant aspects of the Certificate. Please refer to the remainder of this Prospectus for more detailed information. The Certificate along with any riders or endorsements constitute the entire agreement between you and us. Please retain them as part of your permanent records.

The Certificate

       The Certificate is an individual flexible premium deferred annuity that allows you to save for retirement or some other long term goal. You may choose to use the Certificate as an individual nonqualified plan or as a retirement plan that qualifies for special federal tax treatment. Some of the types of
Qualified Plans that can be funded with the Certificate include: Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA, pension or profit-sharing plan, or a tax-sheltered annuity (TSA).

Purchase of the Certificate and Subsequent Premiums

       You may purchase the Certificate for a minimum initial premium of $600. However, you may purchase the Certificate for $100 if you choose a premium billing of at least $50 per Subaccount. The Certificate is completely flexible, you may make more or less than your billed Premium amount as long as it is at least $50 per Subaccount. For those Certificates that are not billed, a payment may be made at any time. If no Premium has been received at our Service Center for the past 36 consecutive months and the Accumulated Value of the Certificate is below $600, AAL will terminate the Certificate and pay you the Accumulated Value, less any applicable charges.

Investment Options

       The Certificate allows you to make payments that accumulate on a fixed or variable basis. You may allocate Premiums among seven different Subaccounts and/or to the Fixed Account. The Accumulation Value of your Subaccounts will increase or decrease depending on the investment performance of the underlying Portfolio. You bear all of the investment risk as to the value of the Subaccounts. However, we bear the risk as to the value of the Fixed Account. Under the Fixed Account option we pay an effective annual interest rate of at least 3 1/2 %.

       There are several investment options on the variable side of the Certificate. Each Portfolio underlying a corresponding Subaccount has its own specific investment objective. The Portfolios include the following:

AAL Variable Product Money Market Portfolio
AAL Variable Product Bond Portfolio
AAL Variable Product Balanced Portfolio
AAL Variable Product Large Company Stock Portfolio
AAL Variable Product Small Company Stock Portfolio
AAL Variable Product High Yield Bond Portfolio
AAL Variable Product International Stock Portfolio


Charges and Deductions

       There is an annual Certificate maintenance charge of $25 to reimburse us for general administrative expenses. We also may impose a withdrawal charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if it has not been in force for more than seven years. However, you may make free withdrawals of up to 10% of the value of your Certificate during a Certificate Year without incurring this withdrawal charge. We may also waive withdrawal charges in certain circumstances. Under certain circumstances we may charge a fee for transfers between Subaccounts.

       There are other indirect charges that occur on the Variable Account level and the Fund level. We impose a charge at an annual rate of 1.25% from the Variable Account for the mortality and expense risk we take in issuing the Certificates. Finally, the Net Asset Value of the Portfolios underlying each Subaccount reflects the investment advisory fee charged by the Fund. See the accompanying Fund Prospectus for more information concerning the investment advisory fee.

Free Look Period

       You may cancel your Certificate within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the AAL Variable Product Money Market Subaccount during the free look period.

Withdrawals and Surrenders

       You may make a withdrawal or surrender the Certificate before the Annuity Commencement Date and while the Annuitant is alive. Such distributions may be subject to certain withdrawal charges as described above. Some Qualified Plans restrict the availability of the Certificate's value to the plan participant. There may be a 10% penalty tax for taking a distribution before age 59 1/2.

Transfers

       You may transfer all or a part of your Certificate's Value among the Subaccounts or the Fixed Account subject to certain limitations. There are certain restrictions on the amounts that can be transferred. For more than two transfers from Subaccounts we will impose a $10 transfer charge. We will not transfer any amount less than $50.

Annuity Payments


       We determine the Annuity Commencement Date based on the Annuitant's age at the time we issue the Certificate. However, you may elect to change this date. At the time of your Annuity Commencement Date, you must begin receiving Annuity Payments. We offer five different Settlement Options that provide Annuity Payments on a fixed basis.


Federal Tax Treatment


     Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. A portion of every distribution or Annuity Payment (except under the Interest Settlement Option) will be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the Payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

EXPENSE TABLES


     These Expense Tables describe all of the expenses that you would incur as a Certificate Owner. The purpose of these tables is to help you in understanding the various costs and expenses that you would bear directly or indirectly under the Certificate. No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% in any one Certificate Year) of the Certificate is withdrawn before the Certificate has been in force for seven years. The tables reflect all expenses for both the Variable Account and the Fund. For a complete discussion of Certificate costs and expenses see Charges and Deductions. For more information regarding the expenses of the Fund, see the attached Fund Prospectus.


Certificate Owner Transaction Expenses:
Certificate Year     1       2       3       4       5       6       7       8+
-------------------- ------- ------- ------- ------- ------- ------- ------- ---
-------------------- ------- ------- ------- ------- ------- ------- ------- ---
Withdrawal Charge    7%      6       5       4       3       2       1       0
                   (as a percentage of Accumulated Value)

Sales Charge on Premiums                                      NONE
Transfer Fee                                                  $10


Annual Certificate Fees:
Certificate Maintenance Charge                                $25
(Applies to accounts with less than $5,000 in net premiums)

Variable Account Annual Expenses
Mortality and Expense Risk Charges                            1.25%
Administrative Charge                                         NONE
         Total Variable Account Annual Expense                1.25%
(as a percentage of average Accumulated Value):

AAL Variable Product Series Fund, Inc. Annual Expenses:
(as a percentage of average net assets of each Portfolio):


                                             Other Expenses
                      Investment Advisory    After Expense       After Expense
Portfolio                     Fees           Reimbursement       Reimbursement
---------                     ----           -------------          --------
Money Market                  .35%                 0%                 .35
Bond                          .35                  0                  .35
Balanced                      .35                  0                  .35
Large Company Stock           .35                  0                  .35
Small Company Stock           .35                  0                  .35
High Yield Bond               .40                  0                  .40
International Stock           .80                  0                  .80

Examples
The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets (Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios).
       A)  If you surrender your Certificate at the end of the periods shown:
               1 year                               $   83
               3 years                                 106
               5 years                                 129
              10 years                                 212

B) If you do not surrender  your  Certificate at the end of the periods shown:
               1 year                               $   18
               3 years                                  57
               5 years                                  98
              10 years                                 212

The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets (High Yield Bond Portfolio).
       A)  If you surrender your Certificate at the end of the periods shown:
               1 year                               $   84
               3 years                                 108
       B) If you do not surrender your Certificate at the end of the periods shown:
               1 year                               $   19
               3 years                                  58



The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets (International Stock Portfolio).
       A)   If you surrender your Certificate at the end of the periods shown:


               1 year                               $  88
               3 years                                119

       B) If you do not surrender your Certificate at the end of the periods shown:
               1 year                               $  23
               3 years                                 71



Notes to Expense Tables and Examples

1.   The Certificates are not currently subject to state premium taxes.

2. You can withdraw up to 10% of the Accumulated Value of the Certificate without a withdrawal charge each Certificate Year. Note that some retirement plans may restrict your access to Accumulated Values. See Charges and Deductions for more information.

3. You can make two transfers from Subaccounts without a charge in any Certificate Year. We will charge a $10 fee for any subsequent transfers. See Transfers for more information on this charge and the restrictions on transfers from the Fixed Account.

4. If your net Premiums exceed $5,000 in the Certificate, we will waive the Certificate Maintenance Charge. Net Premiums are the sum of all Premiums less withdrawals.


5. We have agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of .35% for the Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios, .40% for the High Yield Bond Portfolio and .80% for the International Stock Portfolio. We can reduce or terminate this voluntary reimbursement upon 30-days written notice to the Fund. Absent the expense reimbursement, the total Portfolio expenses would have been:

         Portfolio                                    Actual Expenses
         Money Market Portfolio                            0.46%
         Bond Portfolio                                    0.52
         Balanced Portfolio                                0.43
         Large Company Stock Portfolio                     0.43
         Small Company Stock Portfolio                     0.45
         High Yield Bond Portfolio*                        0.60
         International Stock Portfolio*                    0.95

6.   The  examples  above  assumes  an  average  Certificate  size  of  $16,000.

--------------

       *Since the International Stock Portfolio and the High Yield Bond Portfolios are first being offered with this Prospectus, no historical expense information is available. The information presented in the table for those two Portfolios reflect our projections.


       These examples are purely hypothetical and should not be considered representative of past or future expenses or performance. Actual expenses may be more or less than those shown. Past or future annual returns may be more or less than the assumed return.

       CONDENSED FINANCIAL INFORMATION

       The table below shows the historical performance of Accumulation Unit Values and numbers of Accumulation Units for each of the 10 years (or shorter period for which the relevant Subaccount has been in existence) in the period ended December 31, 1997. You should read this information along with the Variable Account's and AAL's financial statements and notes which are included in the Statement of Additional Information.

       Note that the unit value of each Subaccount of the Variable Account will not be the same on any given day as the Net Asset Value per share of the underlying Portfolio of the Fund in which that Subaccount invests. One reason for this deviation is that each unit value consists of the underlying Portfolio's Net Asset Value minus charges to the Variable Account. In addition, dividends declared by the underlying Portfolio are reinvested by the Subaccount in additional shares of that Portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Variable Account does not change as a result of such distributions.

Accumulation Unit Values for the years ended:

Subaccount              1997            1996           1995         Commencement
                                                                        Date*

Money Market            1.10           $ 1.06         $ 1.02           $ 1.00
Bond                    11.57          10.72           10.53            10.00
Balanced                14.91          12.41           11.06            10.00
Large Company Stock     18.25          13.93           11.53            10.00
Small Company Stock     15.82          12.78           10.95            10.00
High Yield Bond          N/A            N/A             N/A             10.00
International Stock      N/A            N/A             N/A             10.00

* The first five Subaccounts commenced operations on June 15, 1995; the last two Subaccounts commenced operations on March 1, 1998.

Number of Accumulation Units outstanding at the end of the period:

Subaccount                      1997              1996             1995
----------                      ----              ----             ----
Money Market                 23,019,814        14,226,261        4,931,298
Bond                          1,869,057        1,185,965          402,927
Balanced                     20,544,311        8,992,900         1,364,855
Large Company Stock          17,445,874        7,868,532         1,258,237
Small Company Stock           9,660,146        5,003,533          928,755
High Yield Bond                  N/A              N/A               N/A
International Stock              N/A              N/A               N/A

PERFORMANCE INFORMATION

       From time to time, we calculate and advertise performance information for different historical periods of time by quoting yields or total returns to inform you of the performance of a Subaccount. Advertised yield and total returns include all charges and expenses attributable to the Certificate. Including these fees has the effect of decreasing the advertised performance of a Portfolio. Therefore, a Portfolio's performance will not be directly comparable to that of an ordinary mutual fund or any index used as a benchmark. Past performance does not indicate future performance.

       Expense and performance information for the Portfolios may be compared in advertising, sales literature, and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, the performance of the Portfolios is compared to the S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron's, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times, and The Wall Street Journal.

       We may also report other information concerning the effect of tax-deferred compounding on a Subaccount's returns which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

       See the Fund Prospectus and Statement of Additional Information for a more complete description of the methods used to calculate a Portfolio's yield and total return.

AAL, THE ACCOUNTS AND THE FUND

AAL


       AAL is a fraternal benefit society owned by and operated for its members. AAL's mission is to bring Lutheran people together to pursue quality living through financial security, volunteer action and help for others. AAL was founded in 1902 under the laws of the State of Wisconsin as a non-stock, non-profit corporation. As of December 31, 1997, AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of statutory assets (almost$18 billion) and life insurance in force ($82 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia and is offering the Certificates in all states except Mississippi, New Jersey, and New York.


The Variable Account

       We established the Variable Account as a separate account under the laws of the State of Wisconsin on February 10, 1994. The Variable Account is registered as a unit investment trust with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The Variable Account meets the definition of a separate account under the Federal securities laws. The SEC does not supervise the management or investment practices or policies of the Variable Account.

       We have established another separate account known as the AAL Variable Life Account I to accommodate interests in another product we offer, AAL Variable Universal Life Insurance. Both this account and the Variable Account use the Fund as the investment vehicle for their respective Subaccounts.

       The Variable Account is divided into Subaccounts. A Premium flows through the Certificate to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the premiums flow to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. The
Portfolios and their investment objectives are described below. We make no assurance that the Portfolios will meet their investment objectives.


       You  bear  all  the  investment  risk  for  Premiums   allocated  to  the
Subaccounts. The Accumulated Value will vary with the performance of the Subaccounts.


       Under Wisconsin law, the assets of the Variable Account that are equal to the reserves and other contract liabilities of the Variable Account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the Variable Account that always has a value approximately equal to or in excess of the amount of Accumulated Values allocated to the Variable Account under the Certificates. Income gains and losses, whether or not realized, are, in accordance with the Certificates, credited to or charged against the Variable Account without regard to other income, gains or losses of ours.
Obligations arising under the Certificates are obligations of ours.

The Fixed Account

       Amounts allocated to Fixed Account under the Certificate are part of our general account which support annuity and insurance obligations. The assets not included in our general account are those assets segregated in separate accounts (currently the AAL Variable Annuity Account I and the AAL Variable Life Account
I). Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the 1940 Act. The SEC has advised us that it has not reviewed the disclosure relating to the Fixed Account. However, disclosures regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

       You may choose to deposit some or none of your money in the Fixed Account portion of the Certificate. Interest will be credited on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. The guaranteed minimum interest is compounded daily resulting in an effective annual interest rate of a minimum of 3.5%. We may declare higher interest rates at our sole discretion. You bear the risk that interest credited on the Accumulated Values within the Fixed Account may not exceed 3.5% for any 12-month period.

       Each month we declare the effective annual interest rates that apply to the Fixed Account. This new rate applies to new Premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, the deposits are considered existing money and will earn interest at the most recently declared rate for another 12 months. This process continues for each lot of existing deposits at the end of each 12-month period.


       The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any lots of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

       You have no voting rights in the Variable Account with respect to Fixed Account Values.


The Fund

       You make Premiums or transfer Accumulated Values to one or more of the Subaccounts. The Subaccounts, in turn, invest in a corresponding Portfolio of the AAL Variable Product Series Fund, Inc. (the Fund) at Net Asset Value. The Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

       Shares of the Fund are currently offered to two separate accounts of ours: the AAL Variable Annuity Account I and the AAL Variable Life Account I. These shares fund benefits payable under the Variable Annuity and Variable Life Certificates. We may also purchase Fund shares directly.

       We serve as investment adviser to the Fund and are registered as such under the Investment Advisers Act of 1940. We also have hired two Sub-Advisors for the International Stock Portfolio and the High Yield Bond Portfolio.


       Oechsle International Advisors, L.P. (Oechsle), with principal offices at One International Place, Boston, Massachusetts 02210, serves as Sub-Adviser for the AAL Variable Product International Stock Portfolio. Oechsle is a Delaware limited partnership. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. As of November 30, 1997, Oechsle had discretionary management authority with respect to approximately $9.967 billion of assets. We have a sub-advisory agreement with Oechsle that ensures Oechsle will provide services in accordance with the Portfolio's investment objectives, policies and restrictions. Unless sooner terminated by us or the Fund's Board of Directors upon sixty days written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annuallyby the Fund's Board of Directors including directors who are not interested persons of the Fund.

       AAL Capital Management Corporation (AALCMC), a Delaware corporation organized in 1986, is the Sub-Adviser for the AAL Variable Product High Yield Bond Portfolio. We have a sub-advisory agreement with the AALCMC. AALCMC will provide services under this agreement in accordance with the Portfolio's investment objectives, policies and restrictions. Unless sooner terminated by us or the Fund's Board of Directors upon sixty days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annuallyby the Fund's Board of Directors including directors who are not interested persons of the Fund. As of November 30, 1997, AALCMC managed about $4.4 billion. We indirectly own all the outstanding stock in AALCMC.


       The Variable Account will purchase and redeem shares from the Fund at Net Asset Value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the Certificates, to make payments upon withdrawals or surrenders, to provide benefits under the Certificates, or to transfer assets from a Subaccount to another Subaccount and/or the Fixed Account as requested by you. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at Net Asset Value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

       You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks that go along with investing in the Fund's Portfolios. For more information about the Fund see the accompanying Fund Prospectus.

Portfolio Objectives:

       The AAL Variable Product Money Market Portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable Net Asset Value of $1.00 per share by investing in a diversified portfolio of high-quality, short-term money market instruments.

       The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

       The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock Portfolio, Bond Portfolio and Money Market Portfolio, respectively.

       The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the Index.

       The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the S&P SmallCap 600 Index by investing primarily in common stocks included in the Index.

       The AAL Variable Product International Stock Portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

       The AAL Variable Product High Yield Bond Portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

THE CERTIFICATE

Application and Purchase

       The Certificate is an individual flexible premium deferred variable annuity. It provides an excellent vehicle to save for retirement or some other long-term goal on a tax deferred basis. We offer the Certificates to members, people who are eligible for membership, and employees of AAL who reside in Wisconsin (including employees of our subsidiaries and affiliates). In order to become a member, you must meet our eligibility requirements.


The Certificate is issued as one of the following types:

nonqualified annuity
Qualified Plan
Individual Retirement Annuity (IRA)
Simplified Employee Pension Plan (SEP-IRA)
Savings Incentive Match Plan for Employees (SIMPLE-IRA)
Roth IRA
Tax-Sheltered Annuity (TSA)

We do not issue joint Certificates or group Certificates.

       You may apply for the Certificate by completing a traditional paper application or by capturing application data in the computer file through a portable computer used by your AAL Representative. If you choose to submit your application via computer, you will be asked to certify the accuracy and completeness of the information in your computer application by signing a certification form. . The data will then be transmitted electronically to us and your AAL Representative will forward your written certification to us. We will attach a paper copy of the application and the certification form to your Certificate if the Certificate can be issued.

       The minimum amount we will accept on an initial purchase is $600. However, if you choose to receive contribution notices, the minimum initial Premium we allow is $100. The minimum amount we will accept for subsequent Premiums to any one Subaccount is $50. We reserve the right to limit the total amount of all Premiums to $1 million.


       If you choose to receive contribution notices, we will send them according to the amount, allocation and interval you choose as shown on the specification page of your Certificate. You can change the amount, allocation, and interval at any time by submitting a request to our Service Center.

       If on your Certificate Anniversary, the Accumulated Value of your Certificate is below $600 and you have made no Premium for the past 36 consecutive months, we will terminate your Certificate and pay you the Accumulated Value of the Certificate less any applicable surrender charges.


       If your application is in good order, we will allocate the Premium to your chosen Subaccount(s) and/or Fixed Account (or, in certain states, to the Money Market Subaccount as discussed below) within two days of receipt of the completed application and Premium. If we determine that the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform the applicant of the reason for the delay and that the initial Premium will be returned immediately unless you specifically consent to our keeping the initial Premium until the application is complete.

        Once each day that we are open for business, we determine the NAV per share of the underlying Portfolios at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. On the Subaccount level, we determine the Accumulation Unit Value (AUV) of each Subaccount at the end of each day also at 4:00 p.m. We do not determine the NAV on holidays observed by the Exchange or the AUV on holidays observed by AAL. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. In addition, during 1998, AAL will be closed for business on the Friday following Thanksgiving and the day before Christmas. On those days, we will not purchase or redeem any shares of the Fund notwithstanding the fact that the New York Stock Exchange will be open. Additionally, we will not purchase or redeem any Accumulation Units on any days that AAL is not open for business.


       Certain provisions of the Certificates may vary from state to state in order to conform with the law of the state in which you reside. This Account Prospectus describes generally applicable provisions. You should refer to your Certificate for any specific variations.

Allocation of Premiums

       You may allocate your Premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages provided that the sum of the allocation percentages are 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the Subaccount or the Fixed Account.


       We will allocate your initial Premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.

       You should send subsequent Premiums to the AAL Service Center. For subsequent Premiums, we will allocate Premiums among the Subaccounts and/or the Fixed Account in the same proportion as your initial on the day we receive it. For the Variable Account, we use the Accumulation Unit Value computed at the end of the Valuation Period.

       You may change your allocation for future Premiums at any time by submitting a request to our Service Center. Subsequent to your change request, we will allocate your Premiums according to your last instructions.


Free Look Period


       Generally, you may return your Certificate for cancellation within 10 days after you initially receive it. However some states require that this free look period be longer. Please review your Certificate to determine your free look period. In order to return your Certificate, you must deliver or mail the Certificate along with a Written Request to your AAL Representative or to our Service Center. Upon cancellation, the Certificate will be void as of the Certificate Issue Date and you will be entitled to receive an amount equal to the Certificate's Accumulated Value as of the date you notify us or the date your cancellation request is received by our Service Center, whichever is earlier. You will receive your money within 7 days after we receive your request for cancellation.

       Certain states require a full refund of Premiums paid if a Certificate is returned during the free look period. In these situations we reserve the right to allocate all Premiums to the Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the Accumulated Value of your Certificate to the Subaccount(s) and/or Fixed Account according to your original instructions. In all such states, we will refund the greater of Premiums paid or the Accumulated Value. If we issued your Certficate as an IRA and you decide to return it, we will refund your Premium within seven days.

Member Convenience Account

         We offer a plan that allows you to make Premiums to your Certificate on a regularly scheduled basis by having money sent directly from your checking or savings account. You can allocate the amounts that should be applied to your Subaccounts or Fixed Account. To set up the Member Convenience Account (MCA) you can complete the applicable section on the Application.


Owners and Annuitants

       The Annuitant is typically the recipient of any distributions under the Certificate while the Annuitant is alive. The Owner of the Certificate is usually, but not necessarily, the Annuitant. The Owner can name Beneficiaries, assign the Certificate and designate who receives any Annuity Payments or distributions under the Certificate. In the event the Annuitant dies, any proceeds remaining (the Death Proceeds) in the Certificate are payable to the named Beneficiary. If there is effectively no Beneficiary, the Death Proceeds are payable to the Owner. It is the Annuitant whose life is used to determine the Annuity Commencement Date of the Certificate and the amount of Annuity Payments under the Life Income Option Settlement Options. In the case of a qualified retirement plan, the Annuitant is the plan participant, the Owner is the retirement plan.

       Under certain circumstances other entities, such as trusts, may purchase AAL products but are not eligible for membership.

Adult and Juvenile Certificates

       We issue two basic forms of Certificate: Adult and Juvenile. We issue Adult Certificates to applicants age 16 or older who become benefit members of AAL. We issue Juvenile Certificates when the proposed Annuitant is younger than age 16 , but is otherwise eligible for benefit membership.


         In the case of the Adult Certificate, the Annuitant must be 16 years of age or older. Typically, the applicant of the Certificate is the Owner and Annuitant of the Certificate, unless ownership is transferred. While the Annuitant is alive and before the Annuity Commencement Date, the Owner of the Certificate may exercise every right and enjoy every benefit provided in the Certificate. The person who applies for the Certificate becomes a benefit member of AAL upon our approval of the membership application. This membership cannot be transferred. The privileges of membership are stated in the our Articles of Incorporation and Bylaws.

         For the Juvenile Certificate, a Juvenile is named as the Annuitant and Owner of the Certificate. However, because of age, the Juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the Juvenile and retain control over the Certificate. The adult applicant controller exercises certain rights of ownership on behalf of the Juvenile Annuitant. These rights are described in the Certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Certificate.


         Transfer of ownership to the Juvenile Annuitant will take place at the first Certificate Anniversary Date following the earlier of:

               the Annuitant's 21st birthday; or

               the Annuitant's 16th birthday after control is transferred to the Annuitant in writing; or

               the death of the adult controller after the Annuitant's 16th birthday.


         If the person who has control of the Certificate dies before the Annuitant gains control, control will be vested in an eligible person according to the Bylaws of AAL. If AAL determines that it is best for the Annuitant, control of the Certificate may be transferred to some other eligible person according to our Bylaws.


         The Juvenile Annuitant will become a benefit member of AAL on the first Certificate Anniversary Date on or following the Juvenile's 16th birthday.


Beneficiaries


         You may name one or more Beneficiaries to receive the Death Proceeds payable under the Certificate. If no Beneficiary has been named or the Beneficiary does not survive the Annuitant, the Death Proceeds will be paid to you, if living, otherwise to your estate. The Bylaws of AAL list persons eligible to be Beneficiaries. Beneficiaries are designated as first, second or third class. Unless otherwise specified, the Death Proceeds will be distributed in the following order to Beneficiaries:


1.  equally to the Beneficiaries in the first class.  If none are living, then;
2.  equally to the Beneficiaries in the second class.  If none are living, then;
3.  equally to the Beneficiaries in the third class.

If a Beneficiary dies up to 15 days after the Annuitant, we will consider the Beneficiary to have died before the Annuitant for purposes of paying the Death Proceeds.


         You of the Certificate may change the designation of Beneficiaries by sending a Written Request to our Service Center. We will give you a special form to make this request. We must approve any change in Beneficiary designation. Any such change is effective on the date the Written Request was dated, or the date received at our Service Center if no date appears on the request. A change in Beneficiary designation is only effective if the request was mailed or delivered to us while the Annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in Beneficiary designations.


Assignments of Ownership

Absolute Assignment


         To effect an Absolute Assignment, you must submit a Written Request to our Service Center. For this type of assignment, you may not assign a Juvenile Certificate or a Certificate issued in connection with Qualified Plans. To assign your Certificate as collateral for a loan, you must submit a Written Request to our Service Center. You may not assign a Certificate issued in connection with a Qualified Plan for collateral. For both types of assignments, we will give you a form on which to make these requests. We must receive and approve any request before it is effective. Once we approve it, the assignment will take effect as of the date you sign the request, or the date we receive at the AAL Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.


         Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, these transactions are treated as complete distributions (surrenders) from a deferred annuity contract and are taxable that way. See Additional Tax Considerations for more information.

         The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Certificate.

Successor Owners


         If you are not the Annuitant, you may designate a Successor Owner to receive the Certificate in the event of your death. If there is no Successor Owner, your estate will become the new Owner. You may designate or change a Successor Owner by submitting a Written Request to the our Service Center. We will give you a form on which to make these requests. We must receive and approve any request before it is effective. Once we approve it, the designation will take effect as of the date you sign the request, or the date we receive at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a Successor Owner.

         Upon your death, we are required to distribute the cash surrender value within five years. However, if the Successor Owner is a natural person (as opposed to an entity), the Successor Owner may elect to receive the cash surrender value in periodic payments over the Successor Owner's life ( or over a period not exceeding the Successor Owner's life expectancy) as long as the payments begin within one year of your death. If your spouse is the Successor Owner, these distribution requirements will not apply and your spouse will automatically become the Annuitant and Owner of the Certificate.


Certificates Issued in Connection with Qualified Plans


         If the Certificate is used in a Qualified Plan and the Owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Certificate used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than AAL.


ACCUMULATION PHASE


       There are two phases in the Certificate: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest Premiums in the Variable and/or Fixed Account under the Certificate. Premiums add to the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will effect the Accumulated Value as well. The Certificate may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Certificate's value grows tax-deferred until you request a distribution. Any distributions you take from the Certificate during the Accumulation Phase are taxable to the extent there is gain in the certificate. Accumulation Phase distributions are taxed differently than Annuity Payments. For Annuity Payments (periodic payments from a Settlement Option during the Annuity Phase), any cost basis in the Certificate is prorated over the legth of the Settlement Option. Therefore, each Annuity Payment will consist partially of cost basis (if there is any) and partially a taxable gain amount.


Certificate Valuation

         During the Accumulation Phase, we refer to your Certificate's value as the Accumulated Value. The Accumulated Value is the total of:

         1.    the Fixed Account value; and
         2.    the Variable Account value (the total of all your Subaccounts).

         The Accumulated Value of your Certificate is determined on each Valuation Date (each day that both AAL and the New York Stock Exchange are open for business). We calculate the value of each Subaccount by multiplying the number of Accumulation Units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into Accumulation Units of the Subaccount.


         We credit Accumulation Units to your Subaccount when you allocate Premiums or transfer amounts to that particular Subaccount. The number of Accumulation Units we credit is determined by dividing the Premium or other amount credited to the Subaccount by the Accumulation Unit Value for that Valuation Date. Conversely, we reduce your Accumulation Units in a Subaccount when you withdraw or transfer from that Subaccount and by the Certificate Maintenance Charge allocable to your Certificate. The investment experience of the Portfolio underlying each Subaccount will cause the Accumulation Unit Value to increase or decrease. In addition, we assess a mortality and expense risk charge which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the Portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount's performance, the Subaccount's value cannot be predetermined However, we do guarantee a minimum effective annual interest rate on any allocations to the Fixed Account. Please see The Fixed Account for more information.


         In addition to your investment experience, any Premiums you make or any surplus refund we credit will positively affect your Accumulated Value. Any withdrawals and any associated withdrawal charges will decrease your Accumulated Value.

         When we established each Subaccount we set the Accumulation Unit Value at $10 ($1 for the Money Market Subaccount). The Accumulation Unit Value of a Subaccount increases or decreases from one Valuation Period to the next depending on the investment experience of the underlying Portfolio as well as the daily deduction of charges. The deduction of charges occurs at both the Fund level and the Variable Account level.

         The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

     1. the Net Asset Value of the corresponding Fund Portfolio attributable to the Accumulation Units at the end of the Valuation Period;

     2. plus the amount of any income or capital gain distribution made by the Fund Portfolio during the Valuation Period;

     3. minus the dollar amount of the mortality and expense risk charge we deduct for each day in the Valuation Period;

     4. plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount; and

     5. divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

Dollar Cost Averaging Plan

       You may make regular transfers of predetermined amounts by establishing a Dollar Cost Averaging Plan. Under the plan, you may authorize automatic transfers from your Money Market Subaccount to any or all of the other Subaccounts. You may use Dollar Cost Averaging until the amount in the Money Market Subaccount is completely transferred to other Subaccounts and may terminate the plan at any time by request. Dollar Cost Averaging is generally suitable for you if you wish to make a substantial deposit in your Certificate or wish to transfer into other Subaccounts. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a Dollar Cost Averaging Plan by obtaining an application and full information concerning the plan, and its restrictions, from our Service Center. Transfers under Dollar Cost Averaging are not subject to the charges applicable to transfers, described below. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low.

Transfers among Subaccounts and/or the Fixed Account

         Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the Accumulation Phase. We will process requests for transfers that we receive before 3:00 p.m. Central Time on any Valuation Date using your Accumulated Value as of the close of business of that Valuation Date. We will process requests we receive after that time using your Accumulated Value as of the close of business of the following Valuation Date. To accomplish a transfer from a Subaccount, we will redeem the Accumulation Units in that Subaccount and reinvest that value in Accumulation Units of the other Subaccounts and/or the Fixed Account as you direct.

         We apply the following restrictions on transfers.

     1. You must provide your instructions by submitting a request to our Service Center.

     2. You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

     3. You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

 4. You may make two transfers from one or more Subaccounts to one or more other Subaccounts or the Fixed Account in each Certificate Year without charge. After that, we will charge you $10 for each subsequent transfer. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When transfers are from two or more Subaccounts, we apply the $10 transfer charge among such Subaccounts in proportion to the amounts you transfer from your Subaccounts.

 5. You may make only one transfer from the Fixed Account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in Accumulation Units of the Subaccount or Subaccounts you have selected.

Distributions from the Certificate


         You may make a request to receive all or part of your Accumulated Value during the Accumulation Phase and only if the Annuitant is living. We refer to these requests as a surrender and a withdrawal respectively.


         To make a withdrawal you may make a request to our Service Center. If you make a Telephone Request for a withdrawal, we are required to withhold 10% for federal taxes. To surrender your Certificate and receive the Accumulated Value you must submit a Written Request to our Service Center, we will not accept Telephone Requests. We must receive a withdrawal or surrender request by 3:00 p.m. Central Standard Time on a Valuation Date in order to process it on the same day.

         We will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Certificate Maintenance Charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

         You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must approve of any such selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount or Fixed Account) then we will take the withdrawal on a pro rata basis from each Subaccount and Fixed Account. The minimum amount that you may withdraw at one time is $25.


         There may be restrictions on withdrawals from 403(b) Certificates (also known as Tax Sheltered Annuities). We may only distribute those amounts attributable to salary reduction contributions and their earnings only:


     1.   after you attain age 59 1/2; or

     2.   after you resign or are terminated from your job; or

     3.   if you die;

     4. if you become disabled; or 5. in certain cases of hardship (not including any earnings).

       Certificates  issued as Qualified Plans under section 401 of the Code may
also  restrict   certain   distributions.   See  your  plan  document  for  more
information.


       If on your Certificate Anniversary the Accumulated Value of your Certificate is below $600, and you have made no Premium for the past 36 consecutive months, we will terminate your Certificate and pay you the Accumulated Value of the Certificate less any applicable withdrawal charges.


         You should consider the tax implications of any withdrawal or surrender request. Most withdrawals and surrenders prior to age 59 1/2 are subject to a penalty tax on taxable gain distributed from the Certificate.

See Taxation of Annuities in General.

Automatic Payout Option


         The Automatic Payout Option is a series of partial withdrawals from your Certificate based on the payment method you select. Each distribution is taxable to the extent there is a taxable gain in the Certificate. This distribution plan is not considered annuitization nor are the payments considered Annuity Payments under a Settlement Option after the Annuity Commencement Date. You may only establish the Automatic Payout Option during the Accumulation Phase. This distribution plan can be set up by contacting your AAL Representative.


Death Proceeds before the Annuity Commencement Date


         Upon the Annuitant's death, we will pay the Death Proceeds to your designated Beneficiary. If you are also the Annuitant, we will distribute the entire Death Proceeds to your Beneficiary upon your death. If your spouse is the sole Beneficiary, your spouse may elect to continue the Certificate as the new Owner and Annuitant.

         If you are the Owner, but not the Annuitant, upon your death we will distribute the cash surrender value (not the Death Proceeds_ of the Certficiate to your Successor Owner. If your spouse is the Successor Owner, your spouse will automatically continue as the Certficate Owner upon your death.

         Upon your death, we are required to distribute the Death Proceeds (or cash surrender value) to either your Beneficiary or Successor Owner (as stated above):

     1.   within five years of your death; or

     2. if your Beneficiary or Successor Owner is a natural person (as opposed to an entity), he or she must select a Settlement Option under which payments must begin within one year of your death. The Annuity Payments in the selected Settlement Option must be made over the life of the Beneficiary but cannot extend beyond that period.

Your Beneficiary's choices of payments may be limited if you designate a mandatory form of beneficiary designation which does not allow your Beneficiary to change it.


         Before we can process any Death Proceeds, we must receive:

     1. proof that the Annuitant or Owner died before the Annuity Commencement Date;

     2.   a completed claim form; and


     3.   any other information that we reasonably require to process the claim.

If we do not receive information from the Beneficiary within 60 days of receiving proof of death, we will:


     1. treat the spouse as the new Annuitant and the Certificate will remain in force if the Certificate was not issued in connection with a Qualified Plan and the spouse is the sole first beneficiary, or

     2.   apply the Death Proceeds to Settlement Option 1, Interest.


     We calculate the Death Proceeds on the Death Proceeds Calculation Date which is the later of the date we receive Proof of Death or the date on which we receive a request in writing in good order from the Beneficiary as to the method of payment they choose. The Beneficiary may elect to receive the Death Proceeds as a lump sum in order to satisfy the distribution requirements. Other options for Death Proceeds are available. See the section on Settlement Option Annuity Payments below. If the Beneficiary requests payments of the Death Proceeds in a lump sum we will pay it within seven days after the Death Proceeds Calculation Date. Death Proceeds are equal to or greater than the minimum value required by law.

         If the Annuitant dies before attaining age 80, the amount of the Death Proceeds is the greatest of:

     - the Accumulated Value of the Certificate on the Death Proceeds Calculation Date;

     - the sum of all premiums paid less the sum of any withdrawals as of the Death Proceeds Calculation Date; or

     - the Accumulated Value of the Certificate on the minimum Death Proceeds valuation date preceding the Death Proceeds Calculation Date, plus the sum of all premiums paid since the minimum Death Proceeds valuation date, less the sum of any withdrawals (including related withdrawal charges) since that minimum Death Proceeds valuation date.

     The first minimum Death Proceeds valuation date is the Certificate Issue Date. After that, the minimum Death Proceeds valuation date is every 7th anniversary of the Certificate Issue Date. If the Annuitant dies on or after attaining age 80, the amount of the Death Proceeds is the Accumulated Value of the Certificate on the Death Proceeds Calculation Date. If you are not the Annuitant, we will pay the cash surrender value of the Certificate to your Successor Owner.


ANNUITY PHASE


       The next phase after the Accumulation Phase of the Certificate is the Annuity Phase. The Annuity Phase is the period when you begin receiving Annuity Payments (periodic payments), based on the amounts you accumulated under your Certificate. This phase begins when you select a Settlement Option and we make Annuity Payments beginning on the Annuity Commencement Date. Currently, we offer Settlement Options only on a fixed basis, however, we may choose to make other Settlement Options available in the future. Like the Accumulation Phase, any amounts remaining in your Certificate during the Annuity Phase are tax-deferred until the payment is received.


Annuity Commencement Date


         The Annuity Commencement Date is the date we apply the Accumulated Value to a Settlement Option for the benefit of a designated Payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We cannot make any Annuity Payments under a Settlement Option if you previously surrendered your Certificate or if we have paid out all of the Death Proceeds to your Beneficiary. We determine the Annuity Commencement Date at the time we issue your Certificate. If the Certificate is nonqualified, age 80 is the earliest maturity age we use. If the Certificate is a qualified Certificate, age 70 is the earliest maturity age we use. For either qualified or nonqualified Certificates, if your age is greater than the earliest maturity age we use, your maturity age will be dependent upon your age at the time we issue the Certificate. In all cases, the latest maturity age we will use is 114. You may change your Annuity Commencement Date by submitting a Written Request to our Service Center. The Annuity Commencement Date must be within the Annuitant's life expectancy and is subject to our approval.

         If we issued your Certificate in connection with a Qualified Plan, your plan document, Certificate endorsement or applicable law may restrict your choice of an Annuity Commencement Date or the Settlement Option available.


         If we issue a Certificate in Pennsylvania, we will use the following maturity ages (based on your Annuity Commencement Date):

           PENNSYLVANIA                                       TEXAS
    Age at            Maximum                       Age at             Maximum
Date of Issue       Maturity Age                 Date of Issue      Maturity Age
     0-70                85                          0-75                80
    71-75                86                          76-80               85
    76-80                88                          81-85               88
    81-85                90                          86-87               90
    86-90                93                          88-89               92
    91-93                96                          90-91               93
    94-95                98                          92-93               95
      96                 99                          94-95               97
                                                     96-97               98
                                                       98                99



For purposes of the Pennsylvania requirement, the maturity age is defined as the last birthday of the Annuitant on the Certificate Anniversary on or immediately prior to the Annuity Commencement Date. For the Texas requirement, the maturity age is the Annuitant's age on the Annuity Commencement Date.


Settlement Option Annuity Payments

         If you select a Settlement Option (annuitize the Certificate), we will transfer your Accumulated Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. We will pay the Annuity Proceeds to the Payee that you designated on your Certificate. You may choose yourself as a Payee. The following Settlement Options are generally available under the
Certificate:

Option 1-Interest

         You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this Option are not tax-deferred. Any taxable gains which accumulated and any earnings attributable to your Accumulated Value will be taxable in the year in which you elect to begin Annuity Payments under this Option.

Option 2-Specified Amount Income

         We make payments at regular intervals of a specified amount until all of the Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. You may withdraw any of the Annuity Proceeds that remain in this Option by submitting a request to our Service Center.

Option 3-Fixed Payment Period Income

         We make payments at regular intervals for a fixed number of payments, not to exceed 30 years. At the end of the period, all of the Annuity Proceed plus any interest earned will be paid. The Payee may withdraw any of the Annuity Proceeds that remain in this Option by submitting a request to our Service Center. Annuity Payments paid under this Option are guaranteed as a minimum dollar amount.

Option 4-Life Income with Guaranteed Payment Period

         We make Annuity Payments at regular intervals for the lifetime of the Payee. If the Payee dies during the guaranteed period, we will continue payments to the Payee's named Beneficiary to the end of the guaranteed period. The Payee may choose a guaranteed payment period of 0, 5, 10, 15, or 20 years at the time this Option is set up. The amount of the payments depends upon the age and, where permitted, sex of the Payee at the time we issue the Settlement Option. Annuity Payments paid under this Option are guaranteed as to minimum dollar amount during the Guaranteed Payment Period.

Option 5-Joint and Survivor Life Income with Guaranteed Period

         We make Annuity Payments at regular intervals for the lifetime of both Payees. Upon the death of one of the Payees, we will continue payments for the lifetime of the surviving Payee. If both Payees die during the guaranteed period, we will continue payments to the Payees' named Beneficiary to the end of that period. The Payee may choose a period of 0, 5, 10, 15, or 20 years at the time this Option is set up. The amount of the payments depends upon the age and, where permitted, sex of the Payees at the time we issue the Settlement Option. Annuity Payments paid under this Option are guaranteed as to minimum dollar amount during the Guaranteed Payment Period.

         AAL also has other Settlement Options which may be chosen. Information about these options may be obtained from an AAL Representative or our Service Center.

         If  you  do  not  select  a  Settlement   Option  before  your  Annuity
Commencement Date, we will select Option 4, the Life Income with 10-Year Guaranteed Payment Period fixed annuity Settlement Option for you.

         Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the Settlement Option by surrendering the Certificate in full. We will deduct a surrender charge from the Accumulated Value of your Certificate, if applicable.

         If you die before your Annuity Commencement Date, your Beneficiary may choose to receive the Death Proceeds in a lump sum payment or a Settlement Option (depending on certain circumstances and choices may be limited), unless the Owner has chosen a mandatory method of payment in the Beneficiary designation that does not allow the Beneficiary to change it, or unless otherwise restricted. We will provide a form for this purpose. On lump sum payments, we will pay interest on the Death Proceeds at a rate required by law from the Death Proceeds Calculation Date until the date of payment.

         Under the Settlement Options, you may select payments on a monthly, quarterly, semiannual, or annual basis, provided each payment is at least $25. We will make the first payment under the Settlement Option on the first business day following the end of the payment interval you choose. If the Accumulated Value at the Annuity Commencement Date is less than $1,000 or would not result in a payment of at least $25, we may pay the Accumulated Value in a single sum and we will cancel your Settlement Option. We determine the amount of your Annuity Payments by applying the Accumulated Value to be applied to the Settlement Option at the Annuity Commencement Date, less any fees or charges due, to the annuity table in the Certificate for the Settlement Option selected. We show the amount of the Annuity Payments for each $1000 in a Settlement Option in the table in your Certificate. The values of the Settlement Options are based on the Payee's age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the Payee, we will adjust any amount payable to conform to the correct date of birth or sex.


         With respect to each Annuity Payment under a Settlement Option , we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.


         We will not assess a surrender charge at the time of annuitization if Annuity Payments begin more than three years after your Issue Date and you choose a Settlement Option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 above). We will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal and Surrender Charges.

         We will also deduct any applicable Certificate Maintenance Charge at the Annuity Commencement Date upon commencement of a Settlement Option or receipt of a lump sum.

         Subject to minimums set forth in the Certificate, our Board of Directors declare interest rates applicable to Settlement Options at least annually. Our Board of Directors consider numerous factors, including the earnings of the general or special accounts, expenses, and mortality charges and experience.

Distributions During the Annuity Phase


     During the Annuity Phase, you may make withdrawals and surrenders under certain circumstances. If you have chosen a Settlement Option that does not involve a life contingency (a calculation of Annuity Payments based upon your life expectancy), we may permit you to make a withdrawal or surrender. In such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity installments. The commuted value is the guaranteed payments discounted at a guaranteed discount rate at the time you select your Settlement Option. However, we may charge a withdrawal or surrender charge. Please see Charges and Deductions. If you make a withdrawal and elect another Settlement Option for the remaining balance, the new Settlement Option will be based on current interest rates.


Death of Payee After the Annuity Commencement Date

         If a Payee dies on or after the Annuity Commencement Date and before all of the Annuity proceeds have been paid, we must pay any remaining Annuity Proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.

CHARGES AND DEDUCTIONS

Withdrawal or Surrender Charges


     There is no sales expense deducted from your Premiums. However, if some or all of the Accumulated Value of the Certificate is withdrawn or surrendered before the Certificate has been in force for seven full Certificate Years, the charges in the table shown below will apply. If you annuitize (select a Settlement Option) before the end of the 7th Certificate Year you will be assessed the applicable surrender charge unless we waive it.




Certificate Year           1     2      3      4      5      6      7      8+
-------------------------- ----- ------ ------ ------ ------ ------ ------ -----
-------------------------- ----- ------ ------ ------ ------ ------ ------ -----
 Charge as Percentage of   7%    6      5      4      3      2      1      0
Excess Amount Withdrawn
or Surrendered(1)

------------------

(1) The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the Certificate.

     If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges are more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Certificates.

     Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Status for more information.


10% Free Withdrawal

         In each Certificate year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time the first withdrawal is made in that Certificate Year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount we take 10% of the Accumulated Value of the Certificate at the time of the first withdrawal in the Certificate Year. Then we subtract any previous free withdrawals made during the Certificate Year. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only ever allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

         We will waive the withdrawal or surrender charge under the following circumstances:

     1. If you or your spouse are confined to a nursing home, a licensed hospital, or a hospice for at least 30 consecutive days, and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain State's laws.

     2. If you begin Annuity Payments more than three years after the Issue Date and you choose a life income with a guaranteed period (such as Option 4 or 5 of the Settlement Options).

     3.   Upon the death of the Annuitant.

Certificate Maintenance Charge


         During the Accumulation Phase, we annually deduct a $25 Certificate Maintenance Charge. We deduct the charge on the last day of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Certificate.

         We do not deduct this charge if your total net premiums are $5,000 or more at the end of your Certificate Year or at surrender. Net premiums are your Premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of its actual expenses. We reserve the right to waive this charge.


Mortality and Expense Risk Charge

         We assume several mortality risks under the Certificates.

         First, we assume a mortality risk by our contractual obligation to pay Death Proceeds to the Beneficiary if the Annuitant under a Certificate dies during the Accumulation Phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the Death Proceeds guaranteed by the Certificate may be higher than the Accumulated Value of the Certificate.

         Second, we assume a mortality risk arising from the fact that the Certificates do not impose any surrender charge on the Death Proceeds. The net surrender value is lower for Certificates under which a withdrawal or surrender charge remains in effect, while the amount of the Death Proceeds under such Certificates is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Certificates than it would be under otherwise comparable Certificates that impose the surrender charge upon payment of Death Proceeds.


         Third, we assume a mortality risk by our contractual obligation to continue to make Annuity Payments for the entire life of the Payee (and your joint payee in a joint life income) under annuity options involving life contingencies. This assures each Payee that neither the Payee's own longevity nor an improvement in life expectancy generally will have an adverse affect on the Annuity Payments received under a Certificate. This relieves the Payee from the risk of outliving the amounts accumulated for retirement.


         Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Certificate. Options 1, 2, and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3 1/2% using the Commissioner's 1983 Table A "Annuitant Mortality Table."

         In addition to the above mentioned mortality risks, we assume an expense risk under the Certificates. This is because the Certificate Maintenance Charge deducted under the Certificates to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing Premiums, Annuity Payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Certificates; and actuarial and other expenses.

         To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Certificates.

         If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Investment Advisory Fee of the Fund

         Because the Variable Account purchases shares of the Fund, the value of the Variable Account is indirectly affected by the investment advisory fee and any other unreimbursed expenses incurred by the Fund. Since we are also the Adviser to the underlying Fund, the Fund pays us a daily fee for our investment management services. We pay sub-advisory fees to Oechsle International Advisors L.P. and AAL Capital Management Corporation for managing the International Stock and High Yield Bond Portfolios respectively.

       For the Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios, the Fund pays us an annual rate of 0.35% of the aggregate average daily net assets up to $250,000,000 and 0.30% of amounts in excess of $250,000,000.

       For the International Stock Portfolio, the Fund pays us an annual rate of 0.80% of the aggregate average daily net assets. From this amount we pay the Sub-adviser, Oechsle International Advisors L.P. the following fee based on assets under management:

                 Total Assets                Annual Fee
          First $20 million                     .54%
          Next $30 million                      .45%
          Over $50 million                      .36%


       For the High Yield Bond Portfolio, the Fund pays us an annual rate of 0.40% of the aggregate average daily net assets. From this amount we pay the Sub-adviser, AAL Capital Management Corporation, an annual fee of 0.25% of average daily net assets.

       See AAL, The Variable Account and The Fund and the accompanying Fund Prospectus.

Taxes

         Currently, no charge will be made against the Variable Account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CERTIFICATES

The Entire Contract

         The entire contract between you and us consists of:

         1.    the Certificate;
         2.    the application;
         3.    attached endorsements or amendments, if any; and
         4. the AAL Articles of Incorporation and Bylaws in force as of the Issue Date of your Certificate.

         We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Certificate on our behalf. We will not be able to contest the Certificate after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

Gender Neutral Benefits

         Under our Settlement Options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e. the Annuity Payments under our Settlement Options) not vary based on a person's sex. The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the Settlement Option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to Qualified Plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

Telephone Transactions

         If we receive a signed Telephone Transaction Authorization (found on the Certificate Application and on the Variable Annuity Option Selection Form), you may make partial withdrawals, transfers, Premium allocation changes, and certain other transactions pursuant to your telephone instructions. Such instruction is a Telephone Request. We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information, so you risk a possible loss if an unauthorized person uses this service in your name. The Telephone Transaction Authorization provides that we are not liable for acting in good faith on any telephone instructions. We may, however, be liable for our failure to observe reasonable procedures. If several people want to make Telephone Requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any Telephone Requests at that time. If this happens, you must submit a Written Request to our Service Center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction. The phone number for telephone transactions is 800-225-5225, locally 734-5721.

         We will make a good faith effort to satisfy Telephone Requests.

Voting Rights

         There are certain voting rights attributable to the Portfolios underlying the Variable Account portion of the Certificates. As required by law, we will vote the Portfolio shares held in a Subaccount. We will vote according to the instructions of Certificate Owners who have interests in any Subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change, and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

         You only have voting interests with respect to Fund shares during the Accumulation Phase. During the Annuity Phases (during which you receive Annuity Payments) you have no interest in the Fund and, therefore, you have no voting rights.


         We determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes in the Variable Account attributable to the entire Subaccount. We will count fractional shares. We determine the number of votes of the Portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.


         Any Portfolio shares held in a Subaccount for which we do not receive timely voting instructions we will vote such shares in proportion to the voting instructions we receive for all Owners participating in that Subaccount. We will vote any Portfolio shares held by us or our affiliates in proportion to the aggregate votes of all shareholders in the Portfolio. We will send to everyone having a voting interest in a Subaccount proxy materials, reports and other materials relating to the appropriate Portfolio.

Surplus Refunds.

       If our Board of Directors declares any surplus refunds to Certificate Owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your Subaccounts and/or Fixed Account in the same proportion that Premiums would be credited.

Reports to Owners


         At least annually, we will mail you a report showing the Accumulated Value of your Certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each Premium, withdrawal or transfer you make.


Date of Receipt


     Unless we state otherwise, the Date of Receipt by us of any Premium made, Written Request, Telephone Request, or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 3:00 Central time or on a date which is not a Valuation Date, we will consider the Date of Receipt to be the next Valuation Date.


Payment by Check

         If you make a Premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Postponement of Payments

         We will normally make payments of any withdrawal value or cash surrender value within seven days after we receive your request at our Service Center. However, we may delay this payment or any other type of payment from the Variable Account for any period when:

     1. the New York Stock Exchange is closed for trading other than customary weekend and holiday closings;

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or

     4.   the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Accumulated Value among the Subaccounts and the Fixed Account under these circumstances. We may delay payment of any withdrawal value or cash surrender value from the Fixed Account for up to six months after we receive a request at our Service Center.

Certificate Inquiries

         Inquiries regarding a Certificate may be made by writing or calling our Service Center. The address for the Service Center is: AAL Variable Annuity Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is 800-225-5225, locally 734-5721.

FEDERAL TAX STATUS

         These discussions of tax matters and those in the Statement of Additional Information are not intended as tax advice. The ultimate effect of federal income taxes on a Certificate's Accumulated Value, Settlement Option Annuity Payments, or the economic benefit to the Owner, the Annuitant or the Beneficiary, depends upon the tax status of such person and, if the Certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any Certificate. Please consult with a qualified tax adviser for your particular tax situation.

Variable Account Tax Status

         The Code in effect, provides that the income, gains and losses from separate account investments are not income to the insurer issuing the variable contracts so long as the Certificates and the Variable Account meet certain requirements set forth in the Code. Because the Certificates and the Variable Account meet such requirements, we anticipate no tax liability resulting from the Certificates, and consequently, no reserve for income taxes is currently charged against, or maintained by us with respect to the Certificates. We are currently exempt from most types of state and local taxes. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to the Variable Account.

Taxation of Annuities in General

         Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations.

Certificates Held by Natural Persons


         If you are a natural person, you are not taxed on increases in the value of your Certificate until a distribution occurs, either in the form of a withdrawal, surrender, assignment or as Annuity Payments under a Settlement Option.


Certificates Held by Nonnatural Persons

         If you are not a natural person, such as a corporation, estate or trust, a Certificate will not be treated as an annuity contract for federal income tax purposes. Any increases under such a Certificate are taxable in the year received or accrued. This treatment will not apply, however, if you are acting as an agent for a natural person, if you are an estate which acquired the Certificate as a result of a death of a natural person, if the Certificate is held by certain Qualified Plans, if the Certificate is a qualified funding asset (commonly referred to as a structured settlement plan), if the Certificate was purchased by your employer with respect to a terminated Qualified Plan or if the Certificate is an immediate annuity.

Distributions during the Accumulation Phase

         Payments from a withdrawal or a surrender of a Certificate generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds your cost basis in the Certificate. Your cost basis is generally the total of your Premiums. If you use your Certificate as collateral for a loan or assign your Certificate, other than a gift to the your spouse or incident to a divorce, your Certificate is treated as a surrender for tax purposes.

Distributions during the Annuity Phase

         For Annuity Payments under a Settlement Option, the taxable portion is determined by applying a formula which establishes the ratio that the cost basis of the Certificate bears to the total value of Annuity Payments for the term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of the payment is taxable. Such taxable portion is taxed at ordinary income tax rates.

Distributions from Qualified Plans

         For certain Qualified Plans involving pre-tax contributions, there may be no cost basis in the Certificate. In such event, the total payments received may be taxable. You, the Annuitant and any Beneficiaries for your Certificate should seek qualified tax and financial advice about the tax consequences of distributions under the Qualified Plans in connection with which such Certificates are purchased.

Penalty Tax on Premature Distributions

         Generally, withdrawals, surrenders and assignments of a Certificate before you attain age 59 1/2 will result in an additional federal income tax penalty of 10% of the amount distributed that is includible in your gross income. The penalty tax will not apply if the distribution is made under one of the following circumstances:

     (1)  made to the Beneficiary or Successor Owner on or after your death, or

     (2) made to you if you are considered disabled under section 72(m)(7) of the Code, or

     (3) made under a qualified funding asset (commonly referred to as a structured settlement plan), or

     (4) made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint lives or joint life expectancies of you and your Beneficiary made not less frequently than annually (we will calculate this for you through our Early Advantage Program). For this purpose, if there is a modification of the payment schedule before you attain age 59 1/2, or before the expiration of five years from the time of the annuity starting date, your income will be increased by the amount of tax and deferred interest that you otherwise would have incurred, or

     (5) made under an immediate annuity (currently not available under the Certificate), or

     (6) from a Certificate purchased by your employer with respect to a terminated Qualified Plan.


The 10% federal income tax penalty also applies to Certificates which are issued in connection with certain Qualified Plans issued under section 401(a), 403(a), 403(b), 408 and 408A of the Code. Exemptions similar to those listed above apply to the penalty tax for Annuitants of Qualified Plan Certificates. Additional exemptions apply if you are the Owner of a Traditional or Roth IRA Certificate.


Federal Income Tax Withholding


         The taxable portion of a withdrawal or surrender is subject to federal income tax withholding. Except for Certificates issued in connection with certain Qualified Plans, you can elect not to have federal income tax withheld, but only by Written Request.


Death Proceeds


         Generally, distributions received from your Certificate by your Beneficiary or Successor Owner because of your death are taxable in the year in which the distributions are received. Your Beneficiary or Successor Owner will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.


Additional Tax Considerations

Multiple Certificates


         All nonqualified annuity Certificates issued by us for you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one Certfiicate will be taxable to the extent ther is a gain in any Certificate issued in the same year. The total impact of this section is not clear. It will likely accelerate the recognition of income by you if you own multiple Certificates with us and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax.


Tax-Free Exchanges (1035 Exchanges)

         Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Certificate issued by us without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Certificate issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the Owner or Annuitant under the Certificate received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements. Potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold and the application of any new provisions under the Code that may have been enacted since the issuance of the contract being terminated. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.

Transfers among Subaccounts

         Transfers among Subaccounts and between Subaccounts and the Fixed Account are not taxable events.

Transfers of Ownership


       Generally, assignments or transfers of ownership of your Certificate are treated as complete distributions of a deferred annuity contract and are taxable as a surrender of your Certificate. If you are assigning your Certificate to your spouse (or your ex-spouse if the transfer is incident to your divorce), the assignment is not a taxable transaction. After the assignment, your spouse (or ex-spouse) will retain the same cost basis as you had in the Certificate.


Qualified Plans


         You may use the Certificate to fund one of several types of Qualified Plans. The tax rules that apply to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of Qualified Plans. We caution Qualified Plan participants, plan administrators and Beneficiaries that the rights of any person to any benefits under such Qualified Plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Certificate issued in connection with the plan. What follows are brief descriptions of the various types of Qualified Plans and of the use of the Certificates with respect to them.


Tax-Sheltered Annuities

         Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. Subject to certain limitations, the amounts of Premiums paid by the employers are taken from the employee's wages and excluded from the employee's gross income for tax purposes. These annuity contracts are commonly referred to as tax-sheltered annuities. If you are purchasing a Tax-Sheltered Annuity, you should seek qualified advice as to eligibility, limitations on the amounts that you can contribute to the Tax-Sheltered Annuity and the tax consequences on distribution.


         Section 403(b)(11) of the Code requires that distributions from a Tax-Sheltered Annuity that are attributable to employee salary reduction contributions may be paid only when the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or in the case of hardship. (Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purchase of a principal residence, or for paying certain tuition expenses.)

See Distributions from the Certificate for more information.

H.R. 10 (Keogh) Plans

         The Self-Employed Individuals Tax Retirement Act of 1962, which is commonly referred to as H.R. 10, permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law as to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer. Purchasers of the Certificates for use with H.R. 10 plans should seek qualified advice as to the suitability of the proposed plan document and of the Certificates to their specific needs.

Corporate Pension and Profit-Sharing Plans

         Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificates to provide benefits under the plans. Corporate employers intending to use the Certificates in connection with such plans should seek qualified advice in connection with such use.

Traditional Individual Retirement Annuities (Traditional IRAs)


         If you are under age 70 1/2 and have earned income, you are eligible to contribute to an individual retirement program known as a traditional individual retirement annuity or traditional IRA. Contributions are limited to the lessor of $2000 or your earned income each year. Whether or not contributions are tax deductible depends on your adjusted gross income and you and your spouse's participation in a qualified retirement plan. In addition, distributions from certain other Qualified Plans can be rolled over on a tax deferred basis into a traditional IRA. If your adjusted gross income is under $100,000, you may elect to convert some or all of the traditional IRA into a Roth IRA. Generally, unless the traditional IRA contained non-deductible contributions, the entire conversion amount is taxable as a distribution to you.

         Distributions from traditional IRA are generally completely taxable when received unless you made nondeductible contributions to any traditional IRA. Distributions received while you are under the age of 59 1/2 may be subject to a 10% premature distribution penalty. You are required to begin distributions from traditional IRAs by April 1st of the year following the year in which you attain age 70 1/2 .



Simplified Employee Pension Plans (SEP-IRAs)


         Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. These contributions are excluded from the gross income of the employee and are deductible by the employer, in the year in which they are made. Contributions are generally limited to 15% of each employee's compensation. Other contribution and eligibility limits apply. Distribution limits and restrictions similar to those of traditional IRAs apply to these Certificates. Employers who use the Certificates in connection with a SEP-IRA plan should seek qualified tax advice.

Savings Incentive Match Plan for Employees (SIMPLE-IRAs)

         Section 408(p) of the Code permits employers with no more than 100 employees to establish a SIMPLE-IRA retirement plan for their employees.
Contributions to SIMPLE-IRAs consist of nonelective employer contributions and up to $6000 per year in elective salary reduction contributions. Other contribution and eligibility requirements apply. Distribution limits and restrictions similar to those of traditional IRAs apply to these Certificates. Distributions during the first two years of participation may be subject to a 25% premature distribution penalty tax. Employers who use the Certificates in connection with a SIMPLE-IRA plan should seek qualified tax advice.



Roth Individual Retirement Annuity (Roth IRA)


         If your adjusted gross income is under $160,000, you are eligible to contribute to an individual retirement program known as the Roth IRA. Contributions are limited to the lessor of $2000 or earned income per year and are not tax deductible. In addition, if you own a traditional IRA and your adjusted gross income is under $100,000, you may elect to convert some or all of the traditional IRA into a Roth IRA. Generally, unless the traditional IRA contained non-deductible contributions, the entire conversion amount is taxable as a distribution to you. If the conversion is done in 1998, the taxable conversion amount may be prorated over the next four years. Distributions made after five years and one of the following triggering events occur are tax-free. The triggering events are: attaining age 59 1/2, death, disability, or qualifying as a first time home buyer. Distributions made before five years have elapsed and a triggering event consist of cost basis first. Any taxable distributions before you attain age 59 1/2 may be subject to a 10% premature distribution penalty. The 10% premature distribution penalty does not apply upon a conversion to a Roth IRA, but up to a 20% premature distribution penalty may apply to distributions from a conversion IRA within five years of a conversion.


Rollover into an IRA

         Eligible rollovers from another Qualified Plan into an IRA may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to the IRA as a direct rollover. Second, the distribution may be paid directly to the employee and then, within 60 days of receipt, the amount may be rolled over to the IRA. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding.

Other Considerations

         Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Certificate or the exercise of elections under a Certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

         The above discussion is based upon our understanding of current federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made. We have not taken into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a Certificate or the exercise of elections under the Certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

OTHER INFORMATION

Rights Reserved by AAL

         Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the Certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:

     1. to operate the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

     2.   To  add,  delete,  combine,  or  modify  Subaccounts  in the  Variable
          Account;

     3. To add, delete, or substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of the Fund or the shares of another fund, or any other investment allowed by law; and

     4.   To  make  any  amendments  to  the  Certificates   necessary  for  the
          Certificates to comply with the provisions of the Code or any other applicable federal or state law.

Maintenance of Solvency

         The Certificate contains a maintenance of solvency provision that applies only to values in the Fixed Account. If our reserves for any class of Certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If you do not make the payment, we will charge it as an indebtedness against your Certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.

Diversification Requirements

         Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the Variable Account portion of the Certificates are adequately diversified. This means that the underlying Portfolios must have enough distinctly different holdings to satisfy the requirements. If we would not meet the requirements, The Certificate would not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and you or we pay an amount to the Internal Revenue Service (IRS). If the IRS would disqualify the Certificate as an annuity contract, the IRS would require you to pay federal income tax on the earnings of the Certificate during the Accumulation Phase. If we would fail to diversify and not correct the problem, you would be deemed the Owner of the underlying securities in the Portfolio and would be taxed on the earnings of your account.

         We believe that the assets underlying the Certificates meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the Certificate will continue to qualify as a variable annuity contract under the Code.

Distribution Arrangements

         Under a Principal Underwriting and Servicing Agreement between AAL Capital Management Corporation (AALCMC) and AAL (on its own behalf and on behalf of the Variable Account), AALCMC serves as the principal underwriter of the Certificates. AALCMC is a wholly owned indirect subsidiary of AAL. Principal offices of AALCMC are located at 222 West College Avenue, Appleton, Wisconsin 54911. AALCMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. The Certificates are sold by duly licensed registered representatives of AALCMC who are also employees of AAL and licensed by state insurance departments to sell variable insurance products (AAL Representatives). The Certificates may also be sold by representatives of other broker-dealer firms with which AALCMC has executed a selling agreement. In addition, AAL may retain other firms to serve as principal underwriters of the Certificates. AAL offers the Certificates in all states where AAL is authorized to sell the Certificates.

         We will pay the AAL Representatives commissions and other distribution compensation on the sale of Certificates. This will not result in any charge to you in addition to the charges already described in this Prospectus. We pay AAL Representatives a commission of not more than 3% of the premiums paid on the Certificates. In addition to direct compensation, AAL Representatives may be eligible to receive certain employee benefits from AAL based on the amount of earned commissions.

         An insurance company blanket bond is maintained providing $10,000,000 coverage for officers and employees of AAL and AALCMC, and $750,000 coverage for their general agents and AAL Representatives, both subject to a $100,000 deductible.

Third Party Administrator

       We entered into a Service Agreement with The Continuum Company, Inc. (Continuum), which provided certain services in connection with the Variable Account including, among other things, application and premium processing. As of March 6, 1998, Continuum will no longer perform its duties under the contract with us. We will be assuming those duties ourselves by that time.

Safekeeping Of The Variable Account's Assets

         We own the assets of the Variable Account and keep them segregated from the assets of our general account. We maintain all of the Portfolio shares for each Subaccount in book entry form rather than certificated form.

Legal Matters

         We know of no material legal proceedings pending to which we are or the Variable Account is a party or which would materially affect the Variable Account. The legal validity of the Certificates described in this Prospectus has been passed upon by Mark J. Mahoney, Esq. of the law department of AAL.

Financial Statements And Experts


         Audited financial statements of AAL are included in the Statement of Additional Information, and the audited financial statements of the Variabel Account are incorporated by reference in the Statement of Additional Information. The consolidated financial statements of AAL at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 and the audited financial statements of the Variable Account at December 31, 1997, appearing, and incorporated by reference, in this Registration Statement have been audited by Ernst & Young LLP independent auditors,as set forth in their reports thereon appearing, and incorporated by reference, elsewhere herin. The financial statements referred to above are included, and incorporated by reference, in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


Further Information

         We filed a Registration Statement under the Securities Act of 1933 with the SEC with respect to the Certificates which we have been discussing in this Account Prospectus. This Prospectus and the Statement of Additional Information do not contain all of the information in the Registration Statement and the corresponding exhibits. We refer to the Registration Statement for further information concerning the Variable Account, AAL and the Certificates. You may obtain this additional information by requesting the information from the SEC. You may do this by visiting the Securities Exchange Commission's (SEC) website at www.sec.gov, requesting in writing and upon payment of the fee directly to the SEC or by visiting in person the principal office of the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549 where you may examine the document without charge. The statements contained in this Prospectus as to the provisions of the Certificates and other legal documents are summaries, we refer to the Registration Statements and corresponding documents filed with the SEC for a complete statement of the provisions.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page

General Information........................................................SAI -

Regulation and Reserves....................................................SAI -

Services...................................................................SAI -

Principal Underwriter......................................................SAI -

Reasonableness Of Mortality and Expense Risk
Charges....................................................................SAI-

Performance Information....................................................SAI -

         Money Market Subaccount...........................................SAI -

         Other Subaccounts.................................................SAI -

         Performance Comparisons...........................................SAI -

Financial Statements.......................................................SAI -



ORDER FORM

     Please send me a copy of the most recent Statement of Additional Information for the Individual Flexible Premium Deferred Variable Annuity Certificate.





(Date)                              (Name)





(Street Address)





(City)                                              (State)           (Zip Code)










Send to:          AAL Variable Products Service Center

                  4321 North Ballard Road

                  Appleton, WI  54919-0001

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CERTIFICATE


             Offered By:

    AID ASSOCIATION FOR LUTHERANS                  STATEMENT OF ADDITIONAL
       4321 North Ballard Road                           INFORMATION
     Appleton, Wisconsin  54919                      Dated March 1, 1998


This Statement of Additional Information ("SAI")is not a prospectus, but should be read in conjunction with the prospectus dated March 1, 1998 for AAL Variable Annuity Account I (the "Variable Account") describing individual flexible premium deferred variable annuity certificates ("Certificates") that Aid Association for Lutherans ("AAL") is offering to persons eligible for membership in AAL. Capitalized terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing to AAL at the above address.




TABLE OF CONTENTS

Caption                                                                     Page


GENERAL INFORMATION.........................................................SAI-

REGULATION AND RESERVES.....................................................SAI-

SERVICES....................................................................SAI-

PRINCIPAL UNDERWRITER.......................................................SAI-

REASONABLENESS OF MORTALITY AND EXPENSE RISK CHARGES........................SAI-

PERFORMANCE INFORMATION.....................................................SAI-

Money Market Subaccount.....................................................SAI-

Other Subaccounts...........................................................SAI-

Performance Comparisons.....................................................SAI-

FINANCIAL STATEMENTS........................................................SAI-

GENERAL INFORMATION


AAL is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established on November 24, 1902 under the laws of the State of Wisconsin. Membership is open to Lutherans and their families. AAL offers life insurance, disability income insurance and annuities to its members. All members are part of one of almost 9,800 local AAL branches throughout the United States. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia.


REGULATION AND RESERVES

AAL is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. AAL's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of Certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL would be.

Pursuant to state insurance laws and regulations, AAL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Certificates, if AAL were to incur claims or expenses at rates significantly higher than expected, or significant unexpected losses on its investments.

SERVICES


AAL has entered into a Service Agreement with The Continuum Company, Inc. ("Continuum"), pursuant to which Continuum will provide certain services in connection with the Variable Account including, among other things, application and premium processing. Continuum has the necessary equipment and personnel to provide and support remote terminal access to AAL's annuity processing system for the establishment and maintenance of annuity records, processing information, and the generation of output with respect to the records and information. AAL paid $974,777.31 to Continuum for its services during 1996 and $2,002,480 for the year ended December 31, 1997.


PRINCIPAL UNDERWRITER


AAL Capital Management Corporation ("AALCMC"), a wholly-owned, indirect subsidiary of AAL, serves as the exclusive principal underwriter of the Certificates pursuant to a Principal Underwriting and Servicing Agreement to which AALCMC and AAL, on behalf of itself and the Variable Account, are parties. The Certificates are sold through AAL Representatives who are licensed by state insurance officials to sell the Certificates and who are duly licensed registered representatives of AALCMC. The Certificates may also be sold by representatives of other broker-dealer firms with which AALCMC has executed a selling agreement. In addition, AAL may retain other firms to serve as principal underwriters of the Certificates. The Certificates are continuously offered in all states where AAL is authorized to sell the Certificates. AAL paid underwriting commissions of $1,076,737.60 during the period June 15, 1995 (commencement of the Variable Account's operations) through December 31, 1995 and $5,059,274.35 to AALCMC for the year ended December 31, 1996 and $7,756,917.58 for the year ended December 31, 1997. Of these amounts, AALCMC retained $0.


REASONABLENESS OF MORTALITY AND EXPENSE RISK CHARGES

Aid Association for Lutherans represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the sponsor.

PERFORMANCE INFORMATION

The Variable Account may, from time to time, advertise information relating to the performance of its Subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular Owner. Money Market Subaccount - Yield and Effective Yield

Advertisements for the Certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount Accumulation Unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the Accumulation Unit Value during the seven-day period, subtracting a hypothetical charge reflecting deductions from Owner accounts, dividing the difference by the Accumulation Unit Value at the beginning of the period to obtain the base period return, and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The Certificates currently are not subject to charges for state premium taxes.


The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 1997, were 4.82% and 4.93%, respectively.


Other Subaccounts

30-Day Yield: Advertisements for the Certificates may include 30-day (or one month) yield quotations for each Subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day (or one month) yield quotations are computed by dividing the net investment income per Accumulation Unit earned during the period (the net investment income earned by the Fund Portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the offering price per Accumulation Unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

         Yield = 2[(((a-b)/cd)+1)^6-1]

     Where:

     a = Net dividends and interest earned during the period by the Portfolio attributable to the Subaccount.

     b =  Expenses accrued for the period (net of reimbursements).

     c = The average daily number of Accumulation Units outstanding during the period.

     d =  The Accumulation Unit Value per Unit on the last day of the period.



For the one-month period ended December 31, 1997, the one-month yield for the Bond Subaccount was 4.78% and for the Balanced Subaccount was 2.13%.


Standardized and Non-Standardized Average Annual Total Return Advertisements for the Certificates may also include standardized and non-standardized average annual total return quotations for each Subaccount for 1, 5 and 10-year periods (or the life of the Subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a Subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV
         Where:

     P =   A hypothetical initial payment of $1,000.

     T =   Average annual total return.

     n =   Number of years.

     ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the Certificate will continue through the end of each period) nor the annual Certificate Maintenance Charge (because the average Certificate size is generally expected to be greater than $5,000). If reflected, these charges would reduce the performance results presented.

The  standardized  and  non-standardized   average  annual  total  returns  from
inception through December 31, 1997 were as follows:

                                Average Annual Standardized      Average Annual Non-Standardized Total
Name of Subaccount               Total Return - Year ended                 Return Year ended
------------------
                                    December 31, 1997*                     December 31, 1997
                                    -----------------                      -----------------

Money Market                              (2.52)%                                5.33%
Bond                                       1.20                                  9.37
Balanced                                   12.62                                 21.71
Large Company Stock                        22.70                                 32.59
Small Company Stock                        16.01                                 25.37



Cumulative Total Return Advertisements for the Certificates may also include cumulative total return quotations for each Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period ("Hypothetical Initial
Investment"). Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula, and then expressing that as a percentage:

     C =   (ERV/P) - 1

         Where:

     P =   A hypothetical initial payment of $1,000.

     C =   Cumulative total return.

     ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

Performance quotations for each Subaccount reflect the deduction of all recurring fees and charges applicable to each Subaccount, such as the mortality and expense risk charge and Certificate Maintenance Charge, based on an estimated average Certificate size of $16,000 and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The Certificates are not currently subject to a charge for state premium taxes.


Average annual total returns for each Subaccount were:


                                Average Annual Standardized      Average Annual Non-Standardized Total
Name of Subaccount           Total Return - Inception through          Return Inception through
------------------                       ---------                            ----------
                                     December 31, 1997                     December 31, 1997
                                     -----------------                     -----------------
Money Market                               2.18%                                 5.34%
Bond                                       4.03                                  7.16
Balanced                                   14.90                                 18.49
Large Company Stock                        24.37                                 28.35
Small Company Stock                        17.60                                 21.41

Performance Comparisons

The performance of each of the Subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Portfolios in which the Subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc., and the Variable Annuity Research and Data Service.

In addition, each Subaccount's performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor's Composite Stock Price Index(R), Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P SmallCap 600 Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The Portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form, or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The Portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a Certificate Owner.

FINANCIAL STATEMENTS


The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the Certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in the Variable Account.


The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1997. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective Certificate Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred.


The financial statements for the Variable Account and the accompanying Reports of Independent Auditors are incorporated by reference from the Report to shareholders for the fiscal year ended December 31, 1997. You may receive a copy of the Annual Report without charge by calling 800-225-5225, or locally 734-5721.

                         Report of Independent Auditors


The Board of Directors
Aid Association for Lutherans


We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years ended December 31, 1997, in conformity with generally accepted accounting principles.

As discussed in Note 1, in 1996 AAL adopted certain accounting changes to conform with generally accepted accounting principles for fraternal benefit societies.





January 28, 1998




                                        Aid Association for Lutherans

                                         Consolidated Balance Sheets


                                                                                             December 31
                                                                                     1997                    1996
                                                                            ---------------------  -----------------------
                                                                                           (In Thousands)
Assets
  Investments:
     Securities available for sale, at fair value
         Fixed maturities                                                   $          7,717,917   $            6,948,203
         Equity securities                                                               681,216                  539,113
     Fixed maturities held to maturity, at amortized                                   4,365,805                4,423,637
     cost
     Mortgage loans                                                                    3,218,193                3,298,335
     Real estate                                                                         113,793                  113,282
     Certificate loans                                                                   501,327                  501,263
     Other invested assets                                                                 9,441                   10,490
                                                                            ---------------------  -----------------------
     Total investments                                                                16,607,692               15,834,323

  Cash and cash equivalents                                                              291,302                  106,568
  Premiums and fees receivable                                                            13,999                   12,198
  Accrued investment income                                                              190,776                  199,051
  Deferred acquisition costs                                                             659,815                  704,515
  Property and equipment                                                                  95,453                  101,725
  Assets held in separate accounts                                                       824,995                  313,072
  Other assets                                                                             7,473                    8,868
                                                                            ---------------------  -----------------------
Total Assets                                                                $         18,691,505   $           17,280,320
                                                                            =====================  =======================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and
accruals:
     Future certificate benefits                                            $          2,640,172   $            2,504,708
     Unpaid claims and claim                                                              97,670                  101,770
     expenses
                                                                            ---------------------  -----------------------
     Total certificate liabilities and                                                 2,737,842                2,606,478
     accruals

  Certificateholder funds                                                             12,783,985               12,434,551
  Liabilities related to separate                                                        824,995                  313,072
accounts
  Other liabilities                                                                      126,616                  135,390
                                                                            ---------------------  -----------------------
Total Liabilities                                                                     16,473,438               15,489,491

Certificateholders' Surplus
  Accumulated surplus                                                                  1,890,394                1,642,126
  Unrealized appreciation on
securities
    available for sale                                                                   327,673                  148,703
                                                                            ---------------------  -----------------------
Total Certificateholders' Surplus                                                      2,218,067                1,790,829
                                                                            ---------------------  -----------------------

Total Liabilities and Certificateholders' Surplus                           $         18,691,505   $           17,280,320
                                                                            =====================  =======================


See accompanying notes.



                                        Aid Association for Lutherans

                                      Consolidated Statements of Income


Aid Association for Lutherans
Consolidated Statements of Income


                                                                          Years Ended December 31
                                                                    1997              1996             1995
                                                             -----------------  ---------------  ---------------
                                                                               (In Thousands)

Revenue
    Insurance premiums                                       $        390,881   $      364,078   $      370,222
    Insurance charges                                                 297,171          278,774          261,376
    Net investment income                                           1,210,481        1,171,590        1,103,670
    Net realized investment gains                                     107,445           62,959           28,718
    Other revenue                                                      68,401           63,141           41,951
                                                             -----------------  ---------------  ---------------
Total revenue                                                       2,074,379        1,940,542        1,805,937

Benefits and expenses
    Certificate claims and other                                      356,943          345,786          324,870
    benefits
    Increase in certificate reserves                                  150,754          134,900          143,120
    Interest credited                                                 775,196          748,350          731,896
    Surplus refunds                                                   109,491          105,997          103,064
                                                             -----------------  ---------------  ---------------
    Total benefits                                                  1,392,384        1,335,033        1,302,950

    Underwriting, acquisition and
    insurance
      expenses                                                        329,448          303,162          268,934
    Fraternal benefits and expenses                                   104,279          104,306           84,815
                                                             -----------------  ---------------  ---------------
    Total expenses                                                    433,727          407,468          353,749
                                                             -----------------  ---------------  ---------------

Total benefits and expenses                                         1,826,111        1,742,501        1,656,699
                                                             -----------------  ---------------  ---------------

Net income                                                   $        248,268   $      198,041   $      149,238
                                                             =================  ===============  ===============

See accompanying notes.


                                 Aid Association for Lutherans

               Consolidated Statements of Changes in Certificateholders' Surplus



                                              Unrealized
                                             appreciation
                                          (depreciation) on                                      Total
                                              securities              Accumulated         certificateholders'
                                          available for sale            surplus                 surplus
                                         ---------------------   ----------------------  ----------------------
                                                                    (In Thousands)
Balance at January 1, 1995               $              9,057    $             868,882   $             877,939

Impact of adopting certain
  accounting changes discussed
  in Note 1                                         (321,267)                  425,964                 104,697
                                         ---------------------   ----------------------  ----------------------

Balance at January 1, 1995 as
  adjusted                                          (312,210)                1,294,846                 982,637

Net income                                                  -                  149,238                 149,238
Increase in unrealized
  appreciation of securities
  available for sale                                  550,890                        -                 550,890
                                         ---------------------   ----------------------  ----------------------

Balance at December 31, 1995                          238,680                1,444,085               1,682,765

Net income                                                  -                  198,041                 198,041
Decrease in unrealized
  appreciation of securities
  available for sale                                 (89,977)                        -                (89,977)
                                         ---------------------   ----------------------  ----------------------

Balance at December 31, 1996                          148,703                1,642,126               1,790,829

Net income                                                  -                  248,268                 248,268
Increase in unrealized
  appreciation of securities
  available for sale                                  178,970                        -                 178,970
                                         ---------------------   ----------------------  ----------------------

Balance at December 31, 1997             $            327,673    $           1,890,394   $           2,218,067
                                         =====================   ======================  ======================

See accompanying notes.



                                        Aid Association for Lutherans

                                    Consolidated Statements of Cash Flows


                                                                          Years Ended December 31
                                                                   1997               1996              1995
                                                            -----------------   ---------------   ---------------
                                                                               (In Thousands)

Operating Activities:
    Net Income                                              $        248,268    $      198,041    $      149,238
    Adjustments to reconcile net income to net cash
      provided by operating
    activities:
        Increase in certificate liabilities and accruals             131,364           135,911           143,359
        Increase in certificateholder                                424,048           449,570           474,774
        funds
        (Increase) decrease in deferred acquisition                   14,818          (17,547)          (32,026)
        costs
        Realized gains on                                          (104,418)          (63,219)          (17,530)
        investments
        Provisions for amortization and depreciation                  17,902            20,309            19,120
        Changes in other assets and                                      368             4,166           (5,698)
        liabilities
                                                            -----------------   ---------------   ---------------
    Net cash provided by operating
      activities                                                     732,350           727,231           731,237

Investing Activities:
    Securities available for sale:
        Purchases - fixed maturities                             (2,708,407)       (2,311,534)       (2,218,311)
        Sales - fixed maturities                                   1,599,720         1,606,098         1,256,300
        Maturities - fixed                                           513,605           476,592           565,516
        maturities
        Purchases - equities                                       (419,487)         (203,720)         (229,771)
        Sales - equities                                             406,714           201,119           123,108
    Securities held to maturity:
        Purchases                                                  (530,430)         (785,732)         (601,390)
        Maturities                                                   576,810           435,374           369,741
    Mortgage loans funded                                          (212,634)         (559,005)         (478,622)
    Mortgage loans repaid                                            308,598           207,904           166,830
    Certificate loans, net                                              (64)             (957)           (6,873)
    Other                                                            (7,427)             1,099         (102,670)
                                                            -----------------   ---------------   ---------------
    Net cash used in investing activities                          (473,002)         (932,762)       (1,156,142)

Financing Activities:
    Universal life and investment contract receipts                1,051,931         1,086,856         1,248,664
    Universal life and investment contract withdrawals           (1,126,545)         (940,777)         (791,821)
                                                            -----------------   ---------------   ---------------
    Net cash provided by (used in)
      financing activities                                          (74,614)           146,079           456,843
                                                            -----------------   ---------------   ---------------

Net increase (decrease) in cash and                                  184,734          (59,452)            31,938
  cash equivalents

Cash and cash equivalents,
  beginning of year                                                  106,568           166,020           134,082
                                                            -----------------   ---------------   ---------------

Cash and cash equivalents, end of year                      $        291,302    $      106,568    $      166,020
                                                            =================   ===============   ===============

See accompanying notes.



                          Aid Association for Lutherans

                   Notes to Consolidated Financial Statements

                                December 31, 1997


Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.7 million members with life insurance and retirement products (both fixed and variable), as well as disability income and long-term care insurance, in most states. Mutual funds are offered to members by AAL Capital Management Corporation (CMC). CMC is wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL. AAL members are served by nearly 1,850 district representatives across the country.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with generally accepted accounting principles ("GAAP").

Prior to 1996, AAL prepared its financial statements in conformity with accounting practices prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory-basis) which were considered GAAP for fraternal benefit societies. FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, effective January 1, 1996, AAL adopted GAAP including Statement of Financial Accounting Standards 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts ("FAS 120"), which addresses the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FIN 40 and FAS 120, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1995 has been presented as a restatement of certificateholders' surplus as of that date.

The adoption had the effect of increasing net income for 1997, 1996, and 1995 by approximately $38,511,000, $68,339,000, and $34,772,000, respectively.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized on the following pages:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized appreciation or depreciation directly in certificateholders' surplus and, accordingly, have no effect on net income. The DAC offsets to the unrealized appreciation or depreciation represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.
That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less cost to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Statements of Financial Position at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is being depreciated by the straight-line method over the estimated useful lives. Accumulated depreciation was $113,453,000 and $103,938,000 at December 31, 1997 and 1996, respectively.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.8% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 1997 was 7.6% for universal life, 5.8% for portfolio-average deferred annuities, and ranged from 5.2% to 7.2% for investment generation deferred annuities (IGA).

Reserves for health certificates are generally computed using current pricing assumptions. The interest rate assumptions range from 3.5% to 5.0%. For Medicare supplement and disability income certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable annuity contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This would include items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of an issue, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue
Other revenue consists primarily of concessions and investment advisory fees of AAL Capital Management Corporation.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's financial statements.

Reclassifications
Certain 1996 and 1995 amounts have been reclassified to conform with the 1997 presentation.


                                      Aid Association for Lutherans

                          Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                    Gross           Gross           Estimated
                                                 Amortized       Unrealized       Unrealized          Fair
                                                   Cost             Gains           Losses            Value
                                              ----------------  --------------  ---------------  ----------------
                                                                        (In Thousands)
Available for sale securities at December 31, 1997:
    Fixed maturity securities:
     Loan-backed obligations of U.S.
        Government corporations
        and agencies                          $       331,935   $       5,319   $        (297)   $       336,957
     Obligations of other
        governments, states and
        political subdivisions                        129,229           3,894             (34)           133,089
     Corporate bonds                                4,985,444         120,781         (10,917)         5,095,308
     Mortgage & asset-backed securities             2,124,120          33,787          (5,344)         2,152,563
                                              ----------------  --------------  ---------------  ----------------
     Total fixed maturity securities                7,570,728         163,781         (16,592)         7,717,917
    Equity securities                                 468,164         213,052                0           681,216
                                              ----------------  --------------  ---------------  ----------------
Total                                         $     8,038,892   $     376,833   $     (16,592)   $     8,399,133
                                              ================  ==============  ===============  ================


Held to maturity securities at December 31, 1997:
    Fixed maturity securities:
     U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies             $        38,598   $       1,729   $        (470)   $        39,857
     Loan-backed obligations of U.S.
        Government corporations
        and agencies                                  383,182          26,792            (360)           409,614
     Obligations of other
        governments, states and
        political subdivisions                         59,550             926            (474)            60,002
     Corporate bonds                                3,051,373         134,047          (5,725)         3,179,695
     Mortgage & asset-backed securities               833,102          17,760          (1,386)           849,477
                                              ----------------  --------------  ---------------  ----------------
Total                                         $     4,365,805   $     181,254   $      (8,415)   $     4,538,645
                                              ================  ==============  ===============  ================




                                                                      Gross          Gross          Estimated
                                                   Amortized       Unrealized      Unrealized          Fair
                                                     Cost             Gains          Losses           Value
                                                ----------------  --------------  -------------  -----------------
                                                                         (In Thousands)
Available for sale securities at December 31, 1996:
    Fixed maturity securities:
     Loan-backed obligations of U.S.
        Government corporations
        and agencies                            $       292,421   $       2,625   $    (1,276)   $        293,770
     Obligations of other
        governments, states and
        political subdivisions                          278,167           5,907        (1,348)            282,726
     Corporate bonds                                  4,491,290          73,719       (48,044)          4,516,965
     Mortgage & asset-backed securities               1,877,261          15,114       (37,633)          1,854,742
                                                ----------------  --------------  -------------  -----------------
     Total fixed maturity securities                  6,939,139          97,365       (88,301)          6,948,203
    Equity securities                                   396,788         142,325              0            539,113
                                                ----------------  --------------  -------------  -----------------
Total                                           $     7,335,927   $     239,690   $   (88,301)   $      7,487,316
                                                ================  ==============  =============  =================


Held to maturity securities at December 31, 1996:
    Fixed maturity securities:
     U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies               $        42,106   $       1,881   $      (782)   $         43,205
     Loan-backed obligations of U.S.
        Government corporations
        and agencies                                    397,200          15,875        (3,999)            409,076
     Obligations of other
        governments, states and
        political subdivisions                           74,908           1,052        (1,248)             74,712
     Corporate bonds                                  3,064,485         141,260       (13,766)          3,191,979
     Mortgage & asset-backed securities                 844,938          14,086        (8,030)            850,994
                                                ----------------  --------------  -------------  -----------------
Total                                           $     4,423,637   $     174,154   $   (27,825)   $      4,569,966
                                                ================  ==============  =============  =================



The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                    Available for Sale                     Held to Maturity
                                            -----------------------------------   -----------------------------------
                                               Amortized            Fair             Amortized            Fair
                                                 Cost               Value              Cost               Value
                                            ----------------   ----------------   ----------------   ----------------
                                                                         (In Thousands)
Due in one year or less                     $       150,637    $       151,590    $        84,745    $        85,114
Due after one year through five years             2,992,044          3,038,801          1,281,213          1,317,079
Due after five years through ten years            1,786,649          1,841,712          1,176,807          1,232,029
Due after ten years                                 185,343            196,294            606,756            645,332
                                            ----------------   ----------------   ----------------   ----------------
     Total fixed maturity securities
     excluding mortgage and
     asset-backed bonds                           5,114,673          5,228,397          3,149,521          3,279,554
Loan-backed obligations of U.S.
     Government corporations and
     agencies                                       331,935            336,957            383,182            409,614
Mortgage and asset-backed securities              2,124,120          2,152,563            833,102            849,477
                                            ----------------   ----------------   ----------------   ----------------

Total fixed maturity securities             $     7,570,728    $     7,717,917    $     4,365,805    $     4,538,645
                                            ================   ================   ================   ================


Major categories of AAL's investment income are summarized as follows:

                                                           Years Ended December 31
                                            1997               1996               1995
                                            ----------------   ----------------   ----------------
                                                               (In Thousands)

Fixed maturity securities                   $       854,080    $       828,565    $       807,481
Equity securities                                    20,257             11,030              7,973
Mortgage loans                                      294,285            284,534            256,251
Investment real estate                               19,570             21,998             20,418
Certificate loans                                    34,993             34,882             34,618
Other invested assets                                 4,594              6,666              3,665
                                            ----------------   ----------------   ----------------
Gross investment income                           1,227,779          1,187,675          1,130,406
Investment expenses                                  17,298             16,085             14,616
                                            ----------------   ----------------   ----------------
Net investment income                       $     1,210,481    $     1,171,590    $     1,115,790
                                            ================   ================   ================



                                      Aid Association for Lutherans

                          Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments (Continued)

AAL's realized gains and losses on investments are summarized as follows:

Net unrealized gains on available for sale securities were credited directly to certificateholders' surplus, as follows:


                                                                   Years Ended December 31
                                                              1997            1996             1995
                                                        ---------------  --------------   -------------
                                                                        (In Thousands)
Securities available for sale:
     Fixed maturity securities:
         Gross realized gains                            $      47,366   $      41,313    $     32,443
         Gross realized losses                                (11,350)         (9,058)         (8,955)

     Equity securities:
         Gross realized gains                                   66,140          37,001          18,209
         Gross realized losses                                 (5,537)         (7,546)         (4,960)

Other investments, net                                          10,826           1,249        (20,139)
                                                        ---------------  --------------   -------------
Net realized investment gains                            $     107,445   $      62,959    $     16,598
                                                        ===============  ==============   =============




                                                                         December 31
                                                              1997            1996             1995
                                                        ---------------  --------------   -------------
                                                                        (In Thousands)

Fair value adjustment to available for sale              $     360,241   $     151,389    $    284,794
securities

Decrease in deferred acquisition costs                        (32,568)         (2,686)        (46,114)
                                                        ---------------  --------------   -------------

Net unrealized gains on available for sale               $     327,673   $     148,703    $    238,680
securities
                                                        ===============  ==============   =============






                                                                   Years Ended December 31
                                                              1997            1996             1995
                                                        ---------------  --------------   -------------
                                                                        (In Thousands)

The increase (decrease) in unrealized appreciation on investments in fixed maturity and equity securities is as follows:


Fixed maturity securities available for                  $     138,125   $   (187,064)    $    630,394
sale
Equity securities available for sale                            70,727          53,659          79,610
Deferred acquisition costs                                    (29,882)          43,428       (159,114)
                                                        ---------------  --------------   -------------
                                                         $     178,970   $    (89,977)    $    550,890
                                                        ===============  ==============   =============


AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 1997:

                                                                  Principal           Percent
                                                            --------------------------------------
                                                                         (In Thousands)
Geographic Region:
         Pacific                                            $        1,106,190            33.1 %
         South Atlantic                                              1,152,083            34.5
         Midwest                                                       622,763            18.6
         Other                                                         461,037            13.8
                                                            -------------------    ---------------

         Total Mortgage Loans                               $        3,342,073           100.0 %
                                                            ===================    ===============

Property Type:
         Office                                             $          938,493            28.1 %
         Industrial                                                  1,008,107            30.2
         Retail                                                        442,003            13.2
         Residential                                                   431,916            12.9
         Church                                                        193,508             5.8
         Other                                                         328,046             9.8
                                                            -------------------    ---------------

         Total Mortgage Loans                               $        3,342,073           100.0 %
                                                            ===================    ===============


The following table presents changes in the allowance for credit losses:

                                                                               Years Ended December 31
                                                                        1997              1996             1995
                                                                   --------------   --------------   ---------------
                                                                                    (In Thousands)
Balance at January 1                                               $     139,702     $    134,402     $     142,402

Provisions for credit losses                                            (13,264)            9,066            18,138
Charge offs                                                              (2,558)          (3,766)          (26,138)
                                                                   --------------   --------------   ---------------

Balance at December 31                                             $     123,880     $    139,702     $     134,402
                                                                   ==============   ==============   ===============


AAL's  investment in mortgage loans includes  $233,938,000  and  $281,876,000 of loans that are considered to be impaired at December 31, 1997 and 1996, respectively, for which the related allowance for credit losses are $43,484,000 and $56,043,000 at December 31, 1997 and 1996, respectively. The average recorded investment in impaired loans during the years ended December 31, 1997 and 1996, was $257,907,000 and $271,688,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $18,804,000, $19,366,000 and $18,259,000 for 1997, 1996 and 1995, respectively.


                                      Aid Association for Lutherans

                          Notes to Consolidated Financial Statements (Continued)


Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

Note 3.  Deferred Acquisition Costs


                                                                        Years Ended December 31
                                                               1997                 1996               1995
                                                        -----------------   ------------------   ----------------

Balance at beginning of year                            $        704,515     $        643,540    $       770,628

Acquisition costs deferred:
    Commissions, net of certificate                               76,265               78,627             80,293
    charges
    Other costs                                                   27,039               27,499             28,395
                                                        -----------------   ------------------   ----------------
    Total deferred                                               103,304              106,126            108,688

Acquisition costs amortized                                    (118,122)             (88,579)           (76,662)
                                                        -----------------   ------------------   ----------------

Increase (decrease) in deferred acquisition                     (14,818)               17,547             32,026
costs

Increase (decrease) related to unrealized gains on
fixed
  maturity investments recorded as a
separate
  component of certificateholders'                              (29,882)               43,428          (159,114)
surplus
                                                        -----------------   ------------------   ----------------

Total increase (decrease)                                       (44,700)               60,975          (127,088)
                                                        -----------------   ------------------   ----------------

Balance at end of year                                  $        659,815     $        704,515    $       643,540
                                                        =================   ==================   ================


Note 4.  Retirement and Savings Plans

Retirement Plans
AAL has noncontributory defined benefit pension plans covering substantially all home office and field employees. AAL makes annual contributions to the plans that meet or exceed the minimum amounts specified by the Employee Retirement Income Security Act of 1974. AAL contributed $4,771,000, $6,993,000, and $4,778,000 to the plans in 1997, 1996, and 1995, respectively.

The accumulated benefit obligation does not reflect the actual benefits that will be paid on retirement, but rather the liability that would exist if the plans were terminated as of the valuation dates. Therefore, as part of the funding process that considers future benefits, net assets are held in excess of the accumulated benefit obligation.

Pension plan assets are invested primarily in corporate bonds, listed stocks and commercial paper.


The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

Note 4.  Retirement and Savings Plans

                                                                            December 31
                                                                        1997              1996
                                                                  ---------------   ---------------
                                                                           (In Thousands)
Actuarial present value of benefit obligations:
     Vested benefits                                              $    (162,324)    $    (144,356)
     Nonvested benefits                                                 (11,091)           (6,467)
                                                                  ---------------   ---------------
     Accumulated benefit                                          $    (173,415)    $    (150,823)
     obligation
                                                                  ===============   ===============

Projected benefit obligation for
service
     rendered to date                                             $    (236,887)    $    (202,489)
Plan assets at fair value                                                286,314           242,837
                                                                  ---------------   ---------------

Funded status--excess of plan
assets
     over projected benefit                                               49,427            40,348
     obligation

Unrecognized net loss from actual
     experience different from that assumed
     and impact of changes in                                           (41,683)          (30,762)
     assumptions
Prior service benefit not yet
recognized
     in net pension cost                                                     837               903
Unrecognized net transition
obligation
     being recognized over a period of 18 years                          (9,661)          (11,697)
                                                                  ---------------   ---------------

Accrued pension liability
included in
     other liabilities                                            $      (1,080)    $      (1,208)
                                                                  ===============   ===============


Note 4.  Retirement and Savings Plans (Continued)

                                                                        Years Ended December 31
                                                                   1997           1996            1995
                                                               ------------   ------------   -------------
                                                                             (In Thousands)
Net pension cost includes the following components (credits):
     Service cost                                              $     9,286    $     8,902    $      7,736
     Interest cost                                                  15,835         14,862          13,724
     Actual return on plan assets                                 (48,012)       (31,061)        (45,008)
     Net amortization and deferred items                            27,534         12,342          27,844
                                                               ------------   ------------   -------------

     Net pension cost                                          $     4,643    $     5,045    $      4,296
                                                               ============   ============   =============

The  following   summarizes  certain  assumptions   included  in  the  preceding
schedules:

                                                                              December 31
                                                                   1997           1996            1995
                                                               ------------   ------------   -------------

Assumed discount rate                                          7.5%           8.0%           8.0%
Expected long-term rate of return on
     plan assets                                               9.0%           8.5%           8.5%
Rate of increase in future
     compensation levels                                       4.0-6.0%       4.0-6.0%       4.0-6.0%


Savings Plan
AAL also has a contributory savings plan covering substantially all home office and field employees. The plan is defined under Internal Revenue Code section 401(k) as a profit sharing savings plan that allows participant contributions on a before-tax basis as well as an after-tax basis. AAL's total contributions to the plan for 1997, 1996, and 1995 were $3,729,000, $3,609,000, and $3,537,000, respectively.


Note 5.  Postretirement Benefits Other Than Pensions

AAL provides health and life insurance benefits for substantially all retired home office and field employees. AAL accrues for the projected future cost of providing postretirement benefits other than pensions as an expense over the service life of employees.

The following tables set forth the amounts recognized in AAL's financial statements and the postretirement benefit plan's funding status.

                                                                                            December 31
                                                                                        1997             1996
                                                                                   --------------   -------------
                                                                                          (In Thousands)
Actuarial present value of benefit obligations:
     Retirees                                                                      $    (20,612)    $   (18,915)
     Fully eligible plan participants                                                    (6,284)         (6,301)
     Other active plan participants                                                     (12,097)        (11,975)
                                                                                   --------------   -------------
Total accumulated other postretirement benefit obligations                              (38,993)        (37,191)
Unrecognized net loss                                                                    (2,463)         (2,848)
                                                                                   --------------   -------------
 Other postretirement benefit liability                                            $    (41,456)    $   (40,039)
                                                                                   ==============   =============

The components of the net periodic postretirement benefit cost reported in operations are summarized as follows:

                                                                                      December 31
                                                                            1997           1996           1995
                                                                       -------------   ------------   ------------
                                                                                     (In Thousands)
Service cost-benefits earned during the year                           $      1,329    $     1,385    $     1,354
Interest cost on benefit obligation                                           2,931          2,771          3,063
Actual return on plan assets                                                      0              0              0
Net amortization and deferral                                                 (313)              0              0
                                                                       -------------   ------------   ------------
Net periodic postretirement benefit cost                               $      3,947    $     4,156    $     4,417
                                                                       =============   ============   ============


The discount rate used in determining the accumulated postretirement benefit obligation was 7.5 percent, 8.0 percent and 8.0 percent for 1997, 1996 and 1995, respectively, and generally, the health care cost trend rate estimate was 6.0 percent each year. The health care cost trend rate assumption can have a significant effect on the amounts reported. However, a one percentage point increase in the assumed health care cost trend rate would not be significant to AAL.


                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 6.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. The more significant differences are as follows: (a) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (b) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (c) certain assets, principally cost in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheet; (d) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (e) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for Aid Association for Lutherans on an unconsolidated basis is as follows:

                                                                    December 31
                                                              1997                1996
                                                        ----------------    ----------------
                                                                  (In Thousands)
Assets                                                  $    17,974,813     $    16,671,018
                                                        ================    ================

Liabilities                                             $    16,594,333     $    15,577,883
Unassigned funds                                              1,380,480           1,093,135
                                                        ----------------    ----------------
Total liabilities and unassigned funds                  $    17,974,813     $    16,671,018
                                                        ================    ================


                                                                                Years ended December 31
                                                                       1997                 1996                1995
                                                              ---------------------   ----------------    ----------------
                                                                                    (In Thousands)
Premium income and certificate proceeds                       $          1,785,172    $     1,663,403     $     1,665,995
Net investment income                                                    1,205,622          1,162,629           1,110,545
Other income                                                                27,411             23,647              17,179
                                                              ---------------------   ----------------    ----------------
     Total income                                                        3,018,205          2,849,679           2,793,719

Reserve increase                                                           518,656            741,518           1,078,575
Certificateholders' benefits                                             1,489,662          1,285,702           1,112,138
Surplus refunds                                                            111,981            107,472             102,772
Commissions and operating costs                                            362,912            367,155             338,908
Other                                                                      365,518            226,097              48,955
                                                              ---------------------   ----------------    ----------------
     Total benefits and expenses                                         2,848,729          2,727,944           2,681,348
                                                              ---------------------   ----------------    ----------------

Net gain from operations                                                   169,476            121,735             112,371
Net realized capital gains                                                  40,281              7,967               2,095
                                                              ---------------------   ----------------    ----------------
     Net income                                               $            209,757    $       129,702     $       114,466
                                                              =====================   ================    ================



AAL is in compliance with the statutory surplus requirements of all states.



                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 7.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying balance sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying balance sheets for these loans are considered to be reasonable estimates of their fair value.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying balance sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                              1997                                  1996
                                        ------------------------------------  -----------------------------------
                                                              Estimated                            Estimated
                                             Cost            Fair Value            Cost            Fair Value
                                        ----------------  ------------------  ----------------  -----------------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities                   $    11,936,533   $      12,256,562   $    11,362,776    $    11,518,169
     Equity securities                          468,164             681,216           396,788            539,113
     Mortgage loans                           3,218,193           3,625,645         3,298,335          3,633,788
     Cash and cash equivalents                  291,302             291,302           106,568            106,568
     Certificate loans                          501,327             501,327           501,263            501,263

Financial Liabilities:
     Deferred annuities                       7,354,135           7,256,623         7,393,259          7,271,631
     Variable annuities                         842,301             795,052           321,514            302,087
     Other                                      600,588             598,264           521,632            519,688



                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 8.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.

PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

(a)      Financial Statements:

     Part A: Selected Accumulation Unit Data.

     Part B: AAL Variable Annuity Account I The following audited financial statements of AAL Variable Annuity Account I are incorporated by reference in Part B of this Registration Statement. The financial statements are:

          Report of Independent  Auditors
          Statement of Net Assets as of December 31, 1997
          Statement of Operations for the year ended December 31, 1997
          Statement  of Changes in Net  Assets for the year ended  December  31,
               1997 and 1996
          Notes to Financial Statements

               Aid Association for Lutherans The following audited financial statements of Aid Association for Lutherans ("Depositor") as of December 31, 1997, December 31, 1996 and December 31, 1995, are included in Part B:

          Report of Independent Auditors
          Statement  of Financial  Position as of December 31, 1997
          Statement of Operations for the years ended December 31, 1997 and 1996 Statement of Changes in Certificate Owners' Contingency Reserves
               for the years ended December 31, 1997 and 1996
          Statements of Cash Flow for the years ended December 31, 1997 and 1996 Notes to Financial Statements

(b)      Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from Registrant's prior Registration Statement, as amended.

Exhibit      Name of Exhibit                                           Incorporated by Reference(1)      Filed
Number                                                                                                   Herewith

1            Resolution of the Board of Directors of the Depositor     Post-Effective Amendment #2
             authorizing the establishment of AAL Variable Annuity     dated April 29, 1996
             Account I
2            Not applicable
3            Form of Principal Underwriting and Servicing Agreement                                           X
             between Aid Association for Lutherans (AAL) and AAL
             Capital Management Corporation (AAL CMC) amended and
             restated
4(a)         Variable Annuity Certificate (Adult)                      Post-Effective Amendment #3
                                                                       dated April 18, 1997
4(b)         Variable Annuity Certificate (Juvenile)                   Post-Effective Amendment #3
                                                                       dated April 18, 1997
4(c)         Omnibus IRA Endorsements                                                                         X
4(d)         403(b) Endorsement and SIMPLE-IRA Endorsement                                                    X
4(e)         Variation pages applicable to both Adult and Juvenile                                            X
             Certificates used in various states
5(a)         Standard Computer Certificate Application Form                                                   X
5(b)         Computer Application Certification Form                                                          X
5(c)         Variable Annuity Option Selection Form                    Post-Effective Amendment #1
                                                                       dated June 13, 1995
5(d)         Section 1035 Exchange Form                                Post-Effective Amendment #1
                                                                       dated June 13, 1995
5(e)         Omnibus IRA Disclosures and Financial Disclosures                                                X
6(a)         Articles of Incorporation of Depositor                    Post-Effective Amendment #3
                                                                       dated April 18, 1997
6(b)         Bylaws of Depositor                                                                              X
7            Not applicable
8(a)         Amended and Restated Participation Agreement between                                             X
             AAL and the AAL Variable Product Series Fund, Inc.
             (the "Fund) as of December 11, 1997
8(b)         Trade   Name/Service   Mark   Licensing   Agreement
             between   AAL                                             Post-Effective  Amendment #3
             and the Fund dated  September 27,  1994                   dated April 18, 1997

8(c)         Second Amendment to the Administrative Services                                                  X
             Agreement between AAL and AAL Capital Management
             Corporation (AAL CMC) dated December 11, 1997
9            Opinion  of  Counsel  as  to  the   legality   of  the
             securities                                                Post-Effective  Amendment #3
             being  registered  (including  written                    dated April 18, 1997
             consent)
10           Consent of Independent Auditors                                                                  X
11           Not applicable                                                                                   X
12           Stock Subscription Agreement dated December 11, 1997                                             X
13           Schedules for computation of each performance quotation   Post-Effective Amendment #2
             in the Registration Statement                             dated April 29, 1996
15           Powers of Attorney                                                                               X

     (1)  Documents   incorporated  by  reference  are  incorporated   from  the
          identified previously filed amendments to this Registration Statement.



Item 25.            Directors and Officers of the Depositor

The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:


Name and Principal                           Positions and Offices
Business Address                             with Depositor

Richard Gunderson                            Chairman of the Board
10801 E. Happy Valley Rd. #67
Scottsdale, AZ  85255

John O. Gilbert                              Director, President and
4321 North Ballard Road                      Chief Executive Officer
Appleton, WI  54919

Herbert J. Arkebauer
Professor
Speech and Hearing Science
Southwest State University
Springfield, MO  65802                       Director

Raymond G. Avischious
formerly President & General Manager
Shurfine-Central 4200 Oaksbury Lane
Rolling Meadows, IL 60008                    Director

Richard E. Beumer
President
Sverdrup Corporation
2545 Trevor Lane
Colorado Springs, CO  80919                  Director

Kenneth Daly
Partner
KPMG Peat Marwick
1600 Market Street
Philadelphia, PA 19103-7201                  Director

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                             Director

Edward A. Engel
President
Edward A. Engel & Associates
P.O. Box 2039
Birmingham, MI 48012                         Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                          Director

Robert H. Hoffman
Vice President
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                                Director
North Mankato, MN 56002-3728

Robert E. Long
Senior Vice President Administration
Park Bank
7540 West Capitol Drive
Milwaukee, WI 53216                          Director

Robert B. Peregrine
President
Peregrine Law Offices, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203                          Director

Paul D. Schrage
formerly Sr. Exec. Vice President &
Chief Marketing Officer
1405 Midwest Club
Oak Brrok, IL  60523                         Director

Kathi P. Seifert
Group President
Kimberly Clark Corporation
Neenah, WI 54956                             Director

Roger G. Wheeler
President
Wheel-Air Charter, Inc.
8891 Airport Road
Minneapolis, MN 55449                        Director

E. Marlene Wilson
President
Volunteer Management Associates
1113 Spruce Street, Suite 406
Boulder, CO 80302                            Director

Rev. Thomas R. Zehnder
President Lutheran Ministry Center
Lutheran Church Missouri Synod
7207 Monetary Drive
Orlando, FL  32809-5724                      Director

Roger J. Johnson                             Executive Vice President,
4321 North Ballard Road                      Chief Financial Officer and
Appleton, WI 54919                           Treasurer

                                             Senior Vice President,
Woodrow E. Eno, Esq.                         Secretary and General Counsel

                                             Senior Vice President and
Ronald G. Anderson                           Chief Investment Officer

Jerry Laubenstein
4321 North Ballard Road
Appleton, WI 54919                           Senior Vice President

Steven A. Weber
4321 North Ballard Road
Appleton, WI 54919                           Senior Vice President

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                          Senior Vice President

Carl Rudolph
4321 North Ballard Road
Appleton, WI  54919                          Vice President and Controller

James H. Abitz
222 West College Avenue
Appleton, WI 54919                           Vice President

James Jawort
4321 North Ballard Road
Appleton, WI 54919                           Second Vice President

Gary Mounce
4321 North Ballard Road
Appleton, WI 54919                           Assistant Vice President

Mark Mahoney
222 West College Avenue
Appleton, WI 54911                           Second Vice President

Dan Shinnick
4321 North Ballard Road
Appleton, WI 54919                           Second Vice President

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of Depositor in 1994, pursuant to the laws of the State of Wisconsin. Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Depositor controls the following wholly-owned direct and indirect subsidiaries:
(a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AALCMC), a Delaware corporation that is a registered broker-dealer; and (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; and(d) AAL Variable Product Series Fund, Inc. ("Fund"), a Maryland corporation organized as an open-end management investment company. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities, other than the Fund, which files separate financial statements.

Item 27. Number of Certificate Owners

As of January 31, 1998, there were approximately 20,035 qualified and 17,570 non-qualified Certificate owners.

Item 28.          Indemnification

Section 32 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of AALCMC's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AALCMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AALCMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 15 and 16 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 15 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of AAL's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 7 of the Participation Agreement between AAL and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AALCMC contains a provision in which AAL and AALCMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AALCMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AALCMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

An insurance company blanket bond is maintained, providing $10,000,000 coverage for officers and employees of Aid Association for Lutherans, Depositor, the Fund and AALCMC, and $750,000 coverage for their general agents and Depositor's Representatives, both subject to a $100,000 deductible.

Item 29.          Principal Underwriter

(a) AALCMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds, including The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond, Money Market Funds (Class A and Class B) and The AAL U.S. Government Zero Coupon Target Fund Series 2001 and The AAL U.S. Government Zero Coupon Target Fund Series 2006, all of which are open-end management investment companies.

(b) The directors and principal officers of AALCMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 222 West College Avenue, Appleton, Wisconsin 54911.


 Name and Principal            Positions and Offices
 Business Address              with Underwriter

 Steven A. Weber               Director

 Jerome Laubenstein            Director

 Woodrow E. Eno                Director

 James H. Abitz                Director

 Ronald G. Anderson            Director and President
 Robert G. Same
                               Chief Operating Officer
                               Executive Vice President,
                               Secretary and Director

 Terrance P. Gallagher         Senior Vice President, Chief Financial Officer,
                               Controller, Treasurer and Director

 Kenneth E. Podell             Assistant Secretary

 Jeffry L. Verhagen            Vice President

 Robert Roth                   Senior Vice President
 Penny P. Hill
2007 Ridgemont Ct.
Arlington, TX  76012
                               Regional Vice President

 Lori Richardson               Vice President

 Penny Hill                    Regional Vice President
 2007 Ridgemont Court
 Arlington, TX  76012

 Larry Schleusner              Regional Vice President
 EN023 810th Avenue
 Colfax, WI  54730

 Michael Woldt                 Regional Vice President

 Joseph Wreschnig              Assistant Vice President
 125 North Superior Street     and Assistant Secretary
 Appleton, WI  54911

 Paul Stadler                  Vice President

 Charles Gariboldi             Assistant Vice President

 Charles Friedman              Assistant Vice President

 Wendy Schmidt                 Assistant Vice President

(c)      Not Applicable.

Item 30.          Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 4321 North Ballard Road, Appleton, Wisconsin 54919, and 222 West College Avenue, Appleton, Wisconsin 54911, 125 North Superior Street, Appleton, Wisconsin 54911, and at the office of its administrator, The Continuum Company, Inc., at 301 West 11th Street, Kansas City, Missouri, 64105 until March 6, 1998.


Item 31.          Management Services

Not Applicable.


Item 32.          Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Certificates may be accepted.

(b) Registrant undertakes to include either: (1) as part of any application to purchase a Certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)      Registrant   undertakes   to  deliver  any   Statement  of   Additional
         Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

(d) The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

Withdrawal Restrictions for 403(b) Plans

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11), which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship).

AAL relies on a No-Action Letter issued by the Securities and Exchange Commission staff on November 28, 1988 to the American Council of Life Insurance stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, AAL permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

         (1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with the offer of the Certificate;

         (2)      Include  appropriate   disclosure   regarding  the  redemption
                  restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Certificate;

         (3) Instruct AAL Representatives who solicit participants to purchase the Certificate specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

         (4) Obtain from each plan participant who purchases a Section 403(b) annuity Certificate, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by
                  Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his Certificate Value.

AAL has complied, and is complying, with the provisions of paragraphs (1) - (4) above.

SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 26th day of February, 1998.

                        AAL VARIABLE ANNUITY ACCOUNT I
                         (Registrant)

                        By:      Aid Association for Lutherans
                                 (Depositor, on behalf of itself and Registrant)


                        By:      /s/John O. Gilbert
                                 ----------------------------------------
                                 John O. Gilbert
                                 President and
                                 Chief Executive Officer

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


/s/ John O. Gilbert               President                    February 26, 1998
--------------------------------  and Chief Executive Officer
John O. Gilbert                   (Principal Executive Officer)



/s/ Ronald G. Anderson            Chief Financial Officer      February 26, 1998
--------------------------------  (Principal Financial Officer,
Ronald G. Anderson                Principal Accounting Officer)


All of the Board of Directors:
Herbert J. Arkebauer          John O. Gilbert             Paul D. Schrage
Raymond G. Avischious         Gary J. Greenfield          Kathi P. Seifert
Richard E. Beumer             Richard L. Gunderson        Roger B. Wheeler
Kenneth Daly                  Robert H. Hoffman           E. Marlene Wilson
Elizabeth A. Duda             Robert E. Long              Rev. Thomas R. Zehnder
Edward A. Engel               Robert B. Peregrine

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duty executed by such persons.


/s/ John O. Gilbert                                       February 26, 1998
-----------------------------------
John O. Gilbert
Attorney-in-Fact

                         AAL VARIABLE ANNUITY ACCOUNT I

                                INDEX TO EXHIBITS

         The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.



Exhibit
Number
             Name of Exhibit

3 Form of Principal Underwriting and Servicing Agreement between Aid Association for Lutherans (AAL) and AAL Capital Management Corporation (AAL CMC) amended and restated

4 (c)        Omnibus IRA Endorsements

4 (d)        403(b) Endorsement and SIMPLE-IRA Endorsement

4 (e) Variations pages applicable to both Adult and Juvenile Certificates used in various states

5 (a)        Standard Computer Certificate Application Form

5 (b)        Computer Application Certification Form

5 (e)        Omnibus IRA Disclosures and Financial Disclosures

6 (b)        Bylaws of Depositor

8 (a) Amended and Restated Participation between AAL and the AAL Variable Product Series Fund, Inc. (the "Fund") as of December 11, 1997

8 (c) Second Amendment to the Administrative Services Agreement between AAL dated December 11, 1997

10           Consent of Independent Auditors

12           Stock Subscription Agreement dated December 11, 1997

15           Powers of Attorney